File No. 33-65822
                                                                        811-7870

As Filed with the Securities and Exchange Commission on April 28, 1997.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [x]

         Pre-Effective Amendment No. ___                               [ ]

         Post-Effective Amendment No. 10                               [x]

                            and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [x]

         Amendment No. 11                                              [x]
                        (Check appropriate box or boxes)


                           PIONEER REAL ESTATE SHARES
            (Formerly, Pioneer Winthrop Real Estate Investment Fund)
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                  60 State Street, Boston, Massachusetts 02109
                  --------------------------------------------
                (Address of principal executive office) Zip Code


                                 (617) 742-7825
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)


        Joseph P. Barri, Hale and Dorr, 60 State Street, Boston, MA 02109
        -----------------------------------------------------------------
                     (Name and address of agent for service)


It is proposed that this filing will become effective (check appropriate box):
[X] immediately upon filing pursuant to paragraph (b)
[ ] on [date] pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on [date] pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on [date] pursuant to paragraph (a)(2)
    of Rule 485

The Registrant registered an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant has filed its Rule 24f-2 for its current fiscal year on or about February 28, 1997.

                           PIONEER REAL ESTATE SHARES

            Cross-Reference Sheet Showing Location in Prospectus and
                     Statement of Additional Information of
             Information Required by Items of the Registration Form

Form N-1A Item Number and Caption               Location
---------------------------------               --------

Part A
------

1.    Cover Page.............................   Cover Page

2.    Synopsis...............................   Expense Information

3.    Condensed Financial Information........   Financial Highlights

4.    General Description of Registrant......   Investment Objectives and
                                                Policies and Associated
                                                Risks; Management of the
                                                Fund; Fund Share Alternatives

5.    Management of the Fund.................   Management of the Fund

6.    Capital Stock and Other Securities.....   Investment Objectives and
                                                Policies and Associated
                                                Risks; Fund Share Alternatives

7.    Purchase of Securities Being Offered...   Fund Share Alternatives;
                                                Distribution Plans;
                                                Shareholder Services; How to
                                                Buy Fund Shares

8.    Redemption or Repurchase...............   Fund Share Alternatives;
                                                Shareholder Services; How to
                                                Sell Fund Shares

9.    Pending Legal Proceedings..............   Not Applicable

Form N-1A Item Number and Caption               Location
---------------------------------               --------

Part B
------

10.   Cover Page.............................   Cover Page

11.   Table of Contents......................   Cover Page

12.   General Information and History........   Cover Page; General
                                                Information and History;
                                                Certain Liabilities

13.   Investment Objectives and Policies.....   Investment Policies and
                                                Restrictions

14.   Management of the Fund.................   Management of the Fund;
                                                Advisory Services

15.   Control Persons and Principle Holders
        of Securities........................   Management of the Fund

16.   Investment Advisory and Other
        Services.............................   Management of the Fund;
                                                Advisory Services;
                                                Shareholder
                                                Servicing/Transfer Agent;
                                                Custodian; Independent Public
                                                Accountant

17.   Brokerage Allocation and Other
        Practices............................   Portfolio Transactions

18.   Capital Stock and Other Securities.....   Methods of Accounting for
                                                Profits or Losses from the
                                                Sale of Securities;
                                                Description of Shares;
                                                Certain Liabilities

19.   Purchase Redemption and Pricing of
        Securities Being Offered.............   Determination of Net Asset
                                                Value; Letter of Intent;
                                                Systematic Withdrawal Plan

20.   Tax Status.............................   Tax Status

21.   Underwriters...........................   Principal Underwriter;
                                                Underwriting Agreement and
                                                Distribution Plans

22.   Calculation of Performance Data........   Investment Results

23.   Financial Statements...................   Financial Statements

Part C
------

      Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

Pioneer Real                                                     [PIONEER LOGO]
Estate Shares

Class A, Class B and Class C Shares
Prospectus


April 30, 1997


      Pioneer Real Estate Shares (the "Fund") is a non-diversified open-end investment company seeking primarily long-term growth of capital. Current income is a secondary objective. The Fund will seek to achieve its investment objectives by investing at least 75% of its total assets in a portfolio consisting primarily of equity securities of real estate investment trusts and other real estate industry companies.

      The Fund may also invest up to 25% of its total assets in debt securities of real estate industry companies, mortgage-backed securities and short-term investments. In pursuit of its objectives, the Fund may employ active management techniques (including futures and options) in an attempt to hedge risks associated with the Fund's investments in real estate equity securities. There is, of course, no assurance that the Fund will achieve its investment objectives.

      FUND RETURNS AND SHARE PRICES FLUCTUATE AND THE VALUE OF YOUR ACCOUNT UPON REDEMPTION MAY BE MORE OR LESS THAN YOUR PURCHASE PRICE. SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN SECURITIES OF REAL ESTATE INDUSTRY COMPANIES ENTAIL RISKS IN ADDITION TO THOSE CUSTOMARILY ASSOCIATED WITH INVESTING IN SECURITIES IN GENERAL. THE FUND IS INTENDED FOR INVESTORS WHO CAN ACCEPT THE RISKS ASSOCIATED WITH ITS INVESTMENTS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "INVESTMENT OBJECTIVES AND POLICIES AND ASSOCIATED RISKS" FOR A DISCUSSION OF THESE RISKS.


      This Prospectus provides information about the Fund that you should know before investing in the Fund. Please read and retain it for your future reference. More information about the Fund is included in the Statement of Additional Information, also dated April 30, 1997, which is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information may be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. Other information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge.

           TABLE OF CONTENTS                                           PAGE
          ---------------------------------------------------------   ------
I.         EXPENSE INFORMATION    .................................     2
II.        FINANCIAL HIGHLIGHTS   .................................     3
III.       INVESTMENT OBJECTIVES AND POLICIES AND
            ASSOCIATED RISKS   ....................................     6
IV.        MANAGEMENT OF THE FUND    ..............................     8
V.         FUND SHARE ALTERNATIVES   ..............................     9
VI.        SHARE PRICE   ..........................................     9
VII.       HOW TO BUY FUND SHARES    ..............................    10
VIII.      HOW TO SELL FUND SHARES   ..............................    13
IX.        HOW TO EXCHANGE FUND SHARES  ...........................    14
X.         DISTRIBUTION PLANS  ....................................    15
XI.        DIVIDENDS, DISTRIBUTIONS AND TAXATION    ...............    16
XII.       SHAREHOLDER SERVICES   .................................    16
            Account and Confirmation Statements  ..................    16
            Additional Investments   ..............................    17
            Automatic Investment Plans  ...........................    17
            Financial Reports and Tax Information   ...............    17
            Distribution Options  .................................    17
            Directed Dividends    .................................    17
            Direct Deposit  .......................................    17
            Voluntary Tax Withholding   ...........................    17
            Telephone Transactions and Related Liabilities   ......    17
            FactFone(SM)   ........................................    18
            Retirement Plans   ....................................    18
            Telecommunications Device for the Deaf (TDD)  .........    18
            Systematic Withdrawal Plans    ........................    18
            Reinstatement Privilege (Class A Shares only)    ......    18
XIII.      THE FUND   .............................................    18
XIV.       INVESTMENT RESULTS  ....................................    19
           APPENDIX A: Certain Investment Practices    ............    19


                             --------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. EXPENSE INFORMATION


     This table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in the Fund. The table reflects annual operating expenses based on the actual Class A expenses incurred for the fiscal period ended December 31, 1996. For Class B and Class C shares, operating expenses are based on expenses that would have been incurred for the fiscal year ended December 31, 1996 had such shares been outstanding for the entire fiscal year.

Shareholder Transaction Expenses: ...........   Class A   Class B   Class C
 Maximum Initial Sales Charge on Purchases
  (as a percentage of offering price) .......   5.75%(1)   None       None
 Maximum Sales Charge on
  Reinvestment of Dividends .................   None       None       None
 Maximum Deferred Sales Charge
  (as a percentage of original purchase price
   or redemption proceeds, as applicable)       None(1)    4.00%      1.00%
 Redemption fee(2) ..........................   None       None       None
 Exchange fee ...............................   None       None       None
Annual Operating Expenses (As a Percentage
 of Average Net Assets):
 Management fee .............................   1.00%      1.00%      1.00%
 12b-1 fees                                     0.25%      1.00%      1.00%
 Other Expenses (including accounting and
  transfer agent fees, custodian fees and
  printing expenses)                            0.44%      0.30%      0.32%
                                                ----       ----       ----
Total Operating Expenses ....................   1.69%      2.30%      2.32%
                                                ====       ====       ====
---------

(1) Purchases of $1 million or more and certain purchases by participants in group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge ("CDSC") as further described in "How to Sell Fund Shares."

(2) Separate fees (currently $10 and $20, respectively) apply to domestic and international wire transfers of redemption proceeds.


 Example:


     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return, reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year.

                            1 Year    3 Years    5 Years    10 Years
                           --------- ---------- ---------- ----------
Class A Shares                $74       $108       $144       $246
Class B Shares*
--Assuming complete
 redemption at end of         $63       $102       $143       $248
period
--Assuming no redemption      $23       $ 72       $123       $248
Class C Shares**
--Assuming complete
 redemption at end of         $34       $ 72       $124       $266
period
--Assuming no redemption      $24       $ 72       $124       $266

---------

 * Class B shares convert to Class A shares eight years after purchase; therefore, Class A share expenses are used after year eight.

** Class C shares redeemed during the first year after purchase are subject to a 1% CDSC.


     THE EXAMPLE IS DESIGNED FOR INFORMATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL FUND EXPENSES AND RETURN VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

     For further information regarding management fees, 12b-1 fees and other expenses of the Fund, see "Management of the Fund," "Distribution Plans" and "How to Buy Fund Shares" in this Prospectus and "Management of the Fund" and "Underwriting Agreement and Distribution Plans" in the Statement of Additional Information. The Fund's payment of a 12b-1 fee may result in long-term shareholders paying more than the economic equivalent of the maximum initial sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

     The maximum sales charge is reduced on purchases of specified amounts of Class A shares and the value of shares owned in other Pioneer mutual funds is taken into account in determining the applicable initial sales charge. See "How to Buy Fund Shares." No sales charge is applied to exchanges of shares of other publicly available Pioneer mutual funds. See "How to Exchange Fund Shares."

II. FINANCIAL HIGHLIGHTS


     The following information has been audited by Arthur Andersen LLP, independent public accountants. Arthur Andersen LLP's report on the Fund's financial statements as of December 31, 1996 appears in the Fund's Annual Report, which is incorporated by reference into the Statement of Additional Information. The Annual Report includes more information about the Fund's performance and is available free of charge by calling Shareholder Services at 1-800-225-6292.

PIONEER REAL ESTATE SHARES
Selected Data for a Class A Share Outstanding for Each Period Presented:

                                                            For the
                                                       Year Ended December 31
                                                       ---------------------
                                                       1996        1995
                                                       ---------   ---------
Net asset value, beginning of period  ................ $ 12.02     $ 11.38
                                                       --------    --------
Increase (decrease) from investment operations--
 Net investment income (loss)   ...................... $  0.42     $  0.32
 Net realized and unrealized gain (loss)
  on investments .....................................    3.82        1.01
                                                       --------    --------
  Net increase (decrease) from investment operations . $  4.24     $  1.33
Distribution to shareholders--
 From net investment income  .........................   (0.40)      (0.33)
 In excess of net investment income   ................      --       (0.02)
 From tax return of capital  .........................      --       (0.34)
 From net realized gain   ............................   (0.34)         --
                                                       --------    --------
Net increase (decrease) in net asset value  .......... $  3.50     $  0.64
                                                       --------    --------
Net asset value, end of period  ...................... $ 15.52     $ 12.02
                                                       ========    ========
Total return* ........................................   36.45%      12.11%
Ratio of net operating expenses to average net assets     1.71%++     1.77%++
Ratio of net investment income to average net assets .    3.52%++     2.73%++
Portfolio turnover rate   ............................      47%         10%
Average commission rate paid(1)    ................... $0.0556          --
Net assets, end of period (in thousands) ............. $72,572     $27,491
Ratios assuming no waiver of management fees
  and assumption of expenses by Pioneering
  Management Corporation and no reduction for
  fees paid indirectly--
  Net expenses   .....................................    2.09%       2.59%
  Net investment income (loss)  ......................    3.14%       1.91%
Ratios assuming waiver of management fees
  and reduction for fees paid indirectly--
  Net expenses   .....................................    1.69%       1.75%
  Net investment income   ............................    3.54%       2.75%

                                                               October 25, 1993
                                                                (commencement
                                               July 1, 1994     of operations)
                                                 through           through
                                            December 31, 1994+  June 30, 1994
                                            ------------------ -----------------
Net asset value, beginning of period  ............$ 12.02           $ 12.50
                                                  --------          --------
Increase (decrease) from investment
  operations--
 Net investment income (loss)   ..................$  0.21           $  0.27
 Net realized and unrealized gain (loss)
  on investments .................................  (0.48)            (0.45)
                                                  --------          --------
  Net increase (decrease) from investment
   operations ....................................$ (0.27)          $ (0.18)
Distribution to shareholders--
 From net investment income  .....................  (0.20)            (0.27)
 In excess of net investment income   ............     --                --
 From tax return of capital  .....................  (0.15)            (0.03)
 From net realized gain   ........................  (0.02)               --
                                                  --------          --------
Net increase (decrease) in net asset value  ......$ (0.64)          $ (0.48)
                                                  --------          --------
Net asset value, end of period  ..................$ 11.38           $ 12.02
                                                  ========          ========
Total return* ....................................  (2.16%)           (1.47%)
Ratio of net operating expenses to
  average net assets   ...........................   1.75%**           1.71%**
Ratio of net investment income to
  average net assets .............................   3.72%**           3.73%**
Portfolio turnover rate   ........................     17%**             24%**
Average commission rate paid(1)    ...............     --                --
Net assets, end of period (in thousands) .........$28,068           $29,584
Ratios assuming no waiver of management
  fees and assumption of expenses by
Pioneering Management Corporation and no
  reduction for fees paid indirectly--
  Net expenses   .................................   2.27%**           2.15%**
  Net investment income (loss)  ..................   3.20%**           3.28%**
Ratios assuming waiver of management fees
  and reduction for fees paid indirectly--
  Net expenses   .................................
  Net investment income   ........................


-----------

  + Subsequent to December 31, 1994, the Fund's fiscal year end was changed from June 30 to December 31.

 ++ Ratios include expenses paid indirectly.

  * Assumes initial investment at net asset value at the beginning of period, reinvestment of all dividends, and the complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

 ** Annualized

(1) Amount represents the rate of commission's paid per share on the Fund's exchange listed security transactions.

Selected Data for a Class B Share Outstanding for Each Period Presented:

                                                           January 31, 1996 to
                                                           December 31, 1996
                                                           ---------------------
Net asset value, beginning of period .....................         $  12.09
                                                                   --------
Increase from investment operations:
 Net investment income (loss)  ...........................         $   0.35
 Net realized and unrealized gain (loss)
  on investments   .......................................             3.73
                                                                   --------
  Net increase (decrease) from
    investment operations   ..............................         $   4.08
Distributions to shareholders:
 From net investment income    ...........................            (0.35)
 In excess of net investment income  .....................            (0.03)
 From net realized gain  .................................            (0.34)
Net increase in net asset value   ........................         $   3.36
                                                                   --------
Net asset value, end of period ...........................         $  15.45
                                                                   ========
Total return*   ..........................................            34.81%
Ratio of net expenses to average net assets   ............             2.33%**+
Ratio of net investment income to average net assets   ...             3.73%**+
Portfolio turnover rate  .................................               47%
Average commission rate paid per exchange
  listed transaction(1)    ...............................         $ 0.0556
Net assets, end of period (in thousands)   ...............         $ 26,379
Ratios assuming no waiver of management
  fees and no reduction for fees paid indirectly:
  Net expenses  ..........................................             2.45%**
  Net investment income (loss)    ........................             3.61%**
Ratios assuming waiver of management fees and
  reduction for fees paid
indirectly:
  Net expenses  ..........................................             2.30%**
  Net investment income (loss)    ........................             3.76%**

-----------

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

 ** Annualized

  + Ratio assuming no reduction for fees paid indirectly.

(1) Amount represents the rate of commission paid per share on the Fund's exchange listed securities transactions.

Selected Data for a Class C Share Outstanding for Each Period Presented:

                                                              January 31, 1996
                                                                     to
                                                              December 31, 1996
                                                              ------------------
Net asset value, beginning of period ........................        $ 12.09
                                                                     --------
Increase from investment operations:
 Net investment income (loss)  ..............................        $  0.34
 Net realized and unrealized gain (loss) on investments   ...           3.73
                                                                     --------
  Net increase (decrease) from investment operations   ......        $  4.07
Distributions to shareholders:
 From net investment income    ..............................          (0.34)
 In excess of net investment income  ........................          (0.02)
 From net realized gain  ....................................          (0.34)
Net increase in net asset value   ...........................        $  3.37
                                                                     --------
Net asset value, end of period ..............................        $ 15.46
                                                                     ========
Total return*   .............................................          34.76%
Ratio of net expenses to average net assets   ...............           2.35%++
Ratio of net investment income to average net assets   ......           3.66%++
Portfolio turnover rate  ....................................             47%
Average commission rate paid per exchange
  listed transaction(1)    ..................................        $0.0556
Net assets, end of period (in thousands)   ..................        $ 6,699
Ratios assuming no waiver of management fees
  and no reduction for fees paid indirectly:
  Net expenses  .............................................           2.48%**
  Net investment income  ....................................           3.53%**
Ratios assuming waiver of management fees
  and reduction for fees paid indirectly:
  Net expenses  .............................................           2.32%**
  Net investment income  ....................................           3.69%**

-----------

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

 ** Annualized

  + Ratio assuming no reduction for fees paid indirectly.

(1) Amount represents the rate of commission paid per share on the Fund's exchange listed securities transactions.

III. INVESTMENT OBJECTIVES AND POLICIES AND ASSOCIATED RISKS

     The Fund's primary investment objective is to seek long-term growth of capital. Current income is a secondary investment objective. The Fund pursues these objectives by investing in a non-diversified portfolio consisting primarily of equity securities of real estate investment trusts and other real estate industry companies and, to a lesser extent, in debt securities of such companies and in mortgage-backed securities.


     Under normal circumstances, at least 75% of the Fund's total assets are invested in equity securities of real estate investment trusts ("REITs") and other real estate industry companies. For purposes of the Fund's investments, a "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from either (a) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (b) products or services related to the real estate industry like building supplies or mortgage servicing. The equity securities of real estate industry companies in which the Fund will invest consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock and debt securities convertible into common stock ("Real Estate Equity Securities").


     The Fund may also invest up to 25% of its total assets in (a) debt securities of real estate industry companies, (b) mortgage-backed securities, such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs") and (c) short-term investments (as listed below). See "Other Eligible Investments."


     In pursuit of its objectives, the Fund may employ certain active management techniques including options on securities indices and futures contracts on securities and indices and options on such futures contracts. These techniques may be employed in an attempt to hedge interest rate or other risks associated with the Fund's portfolio securities. See Appendix A for a description of these investment practices and securities and associated risks.

     For temporary defensive purposes, the Fund may invest up to 100% of its total assets in short-term investments (as listed below). The Fund will assume a temporary defensive posture only when economic and other factors affect the real estate industry market to such an extent that Pioneering Management Corporation ("PMC") believes there to be extraordinary risks in being substantially invested in Real Estate Equity Securities.


     As to any specific investment in Real Estate Equity Securities, PMC's analysis will focus on evaluating the fundamental value of an enterprise. The Fund will purchase securities for its portfolio when, in the judgment of PMC, their market price appears to be less than their fundamental value and/or which offer a high level of current income consistent with reasonable investment risk. In selecting specific investments, PMC will attempt to identify securities with significant potential for appreciation relative to their downside exposure and/or which have a timely record and high level of interest or dividend payments. In making these determinations, PMC will take into account price-earnings ratios, cash flow, the relationship of asset value to market price of the securities, interest or dividend payment history and other factors which it may determine from time to time to be relevant. PMC will attempt to allocate the Fund's portfolio investments across regional economies and property types.

Risk Factors Associated with the Real Estate Industry

     Although the Fund does not invest directly in real estate, it does invest primarily in Real Estate Equity Securities and does concentrate its investments in the real estate industry, and, therefore, an investment in the Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

     In addition, if the Fund has rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. See "Tax Status" in the Statement of Additional Information. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

Real Estate Investment Trusts and Associated Risk Factors

     The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "1940 Act"). REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor's Index of 500 Common Stocks.

Other Eligible Investments

     The Fund may invest up to 25% of its total assets in any of the investments described in this section.

     Debt Securities of Real Estate Industry Companies and Mortgage-Backed Securities. The Fund may invest in debt securities (including convertible debt securities) of real estate industry companies. PMC intends to invest no more than 5% of the Fund's net assets in debt securities rated, at the time of investment, below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("Standard & Poor's"), commonly referred to as junk bonds, or, if unrated, judged by PMC to be of at least comparable quality. Securities rated Baa by Moody's or BBB by Standard & Poor's and securities of comparable quality, referred to as "medium grade" obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to pay principal and interest than is the case for higher rated investment grade securities. In the event a debt security purchased by the Fund is subsequently down graded below investment grade, PMC will consider whether the Fund should continue to hold the security. See the Statement of Additional Information for a description of the corporate debt ratings assigned by Moody's and Standard & Poor's and the risks associated with lower-rated debt securities.

     The Fund may also invest in securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"). Investing in Mortgage-Backed Securities involves certain unique risks in addition to those associated with investing in the real estate industry in general. These risks include the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. See Appendix A for a more complete description of the characteristics of Mortgage-Backed Securities and associated risks.


     Short-Term Investments. The Fund may invest in short-term investments consisting of: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by Standard & Poor's; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's, or A-1, AA or better by Standard & Poor's; obligations issued or guaranteed by the United States ("U.S.") Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months; and repurchase agreements.


Foreign Investments

     The Fund may invest up to 5% of its net assets in equity and debt securities of foreign real estate companies. See "Foreign Real Estate Companies and Associated Risks" in the Statement of Additional Information for a description of the risks associated with foreign investments.

Restricted and Illiquid Securities

     The Fund may invest up to 5% of its net assets in securities exempt from registration and up to 15% of its net assets in illiquid investments. See Appendix A for a description of the risks associated with these securities.

Non-Diversified Status

     The Fund is "non-diversified" for purposes of the 1940 Act. As a non-diversified mutual fund, the Fund may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Like most other registered investment companies, however, the Fund intends to qualify as a "regulated investment company" under the Code and therefore will be subject to diversification limits, which generally require that, as of the close of each quarter of its taxable year, (i) no more than 25% of its assets may be invested in the securities of a single issuer (except for U.S. Government securities) and (ii) with respect to 50% of its total assets, no more than 5% of its total assets may be invested in the securities of a single issuer (except for U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer.

Portfolio Turnover

     PMC generally avoids market-timing or speculating on broad market fluctuations. Therefore, except as described above, the Fund will be substantially fully invested at all times. Changes in the portfolio may be made promptly when determined to be advisable by reason of developments not foreseen at the time of the initial investment decision, and usually without reference to the length of time a security has been held. Accordingly, portfolio turnover rates are not considered a limiting factor in the execution of investment decisions. See "Financial Highlights" for the Fund's actual turnover rates.

     The Fund's investment objectives and certain investment restrictions designated as fundamental in the Statement of Additional Information may be changed by the Board of Trustees only with shareholder approval.

IV. MANAGEMENT OF THE FUND


     The Fund's Board of Trustees has overall responsibility for the management and supervision of the Fund. There are currently eleven Trustees, seven of whom are not "interested persons" of the Fund as defined in the 1940 Act. The Board meets at least quarterly. By virtue of the functions performed by PMC as investment adviser, the Fund requires no employees other than its executive officers, all of whom receive their compensation from PMC or other sources. The Statement of Additional Information contains the names and general business and professional background of each Trustee and executive officer of the Fund.


The Manager

     The Fund is managed under an investment advisory contract with PMC. PMC serves as investment adviser to the Fund and is responsible for the overall management of the Fund's business affairs, subject only to the authority of the Board of Trustees. PMC is a wholly owned subsidiary of The Pioneer Group, Inc. ("PGI"), a Delaware corporation. Pioneer Funds Distributor, Inc. ("PFD"), an indirect wholly-owned subsidiary of PGI, is the principal underwriter of shares of the Fund. John F. Cogan, Jr., Chairman and Chief Executive Officer of the Fund, Chairman and a Director of PMC, Chairman of PFD, and President and a Director of PGI, beneficially owned approximately 14% of the outstanding capital stock of PGI as of the date of this Prospectus.


     Mr. David Tripple, President and Chief Investment Officer of PMC and Executive Vice President of each Pioneer mutual fund, has general responsibility for PMC's investment operations and chairs a committee of PMC's equity managers which reviews PMC's research and portfolio operations, including those of the Fund. Mr. Tripple joined PMC in 1974.

     Research and management of the Fund is the responsibility of a team consisting of a PMC portfolio manager and analysts from Boston Financial Securities, Inc. ("BFS"), the Fund's subadviser. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition. Mr. Robert Bensen, a Senior Vice President of PMC and the Fund, is the senior member of the team. Mr. Bensen joined PMC in 1974 and has 23 years of investment experience. Mr. Bensen is responsible for the day-to-day management of the Fund.

     In addition to the Fund, PMC also manages and serves as the investment adviser for other mutual funds and is an investment adviser to certain other institutional accounts. The executive offices of PMC, PGI and PFD are located at 60 State Street, Boston, Massachusetts 02109. In an effort to avoid conflicts of interest with the Fund, the Fund, PMC and BFS, the subadvisor to the Fund, have adopted a Code of Ethics that is designed to maintain a high standard of personal conduct by directing that all personnel defer to the interests of the Fund and its shareholders in making personal securities transactions.


     Investment advisory services are provided to the Fund by PMC pursuant to a management contract between PMC and the Fund. PMC serves as the Fund's manager and investment adviser subject to the supervision of the Fund's Trustees. PMC pays all the ordinary operating expenses, including executive salaries and the rental of office space relating to its services for the Fund with the exception of the following which are to be paid by the Fund: (a) taxes and other governmental charges, if any; (b) interest on borrowed money, if any; (c) legal fees and expenses; (d) auditing fees; (e) insurance premiums; (f) dues and fees for membership in trade associations; (g) fees and expenses of registering and maintaining registrations by the Fund of its shares with regulatory agencies, individual states, territories and foreign jurisdictions and of preparing reports to government agencies; (h) fees and expenses of Trustees not affiliated with or interested persons of PMC; (i) fees and expenses of the custodian, dividend disbursing agent, transfer agent and registrar; (j) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (k) costs of reports to shareholders, shareholders' meetings and Trustees' meetings; (l) the cost of certificates representing shares of the Fund; (m) fund accounting, pricing and appraisal charges and related overhead; and (n) distribution fees in accordance with Rule 12b-1. The Fund also pays all brokerage commissions and any taxes or other charges in connection with its portfolio transactions. In addition, the expense of organizing the Fund and initially registering and qualifying its shares under federal and state securities laws are being charged to the Fund's operations, as an expense, over a period not to exceed 60 months from the Fund's inception date.


     Orders for the Fund's portfolio securities transactions are placed by PMC, which strives to obtain the best price and execution for each transaction. In circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether the broker-dealer provides investment research or brokerage services or sells shares of any Pioneer mutual fund or other funds for which PMC or its affiliates serves as investment adviser or manager. See the Statement of Additional Information for a further description of PMC's brokerage allocation practices.

     As compensation for its management and investment advisory services and certain expenses which PMC incurs, PMC is entitled to a management fee equal to 1.00% per annum of the Fund's average daily net assets. The fee is normally computed daily and paid monthly. See "Expense Information" in the Prospectus and "Investment Adviser" in the Statement of Additional Information.

     The Real Estate Subadviser. BFS is an affiliate of The Boston Financial Group Limited Partnership, a Massachusetts limited partnership ("Boston Financial"), which together with a predecessor business has extensive experience and expertise in placing, evaluating and providing advice on a variety of real estate related investments since 1969 for individuals, institutions and real estate professionals. Several other affiliates of BFS also provide a variety of financial, consulting and management services to real estate investors and developers. As one of the largest real estate asset managers in the U.S., Boston Financial oversees investment in over $6 billion of properties in 49 states. The company serves over 37,000 investors with equity contributions in excess of $2 billion in real estate investments. In its capacity as subadviser to the Fund, BFS (i) identifies and analyzes real estate industry companies, including real estate properties and other permissible investments for the Fund, (ii) analyzes market conditions affecting the real estate industry generally and specific geographical and securities markets in which the Fund may invest or is invested,
(iii) continuously reviews and analyzes the investments in the Fund's portfolio and (iv) furnishes advisory reports based on such analysis to PMC.

     Mr. Fred N. Pratt, Jr. has the ultimate responsibility for overseeing the provisions of subadvisory services to the Fund. Mr. Pratt is President and Chief Executive Officer of Boston Financial, a Director of BFS and a Trustee of the Fund. Mr. Pratt has worked in the real estate industry since 1969. Mr. Mark Howard-Johnson, a Vice President of BFS, is primarily responsible for the day-to-day provision of subadvisory services to the Fund since September 30, 1996. Mr. Howard-Johnson has worked as a real estate analyst since 1994.

     As compensation for its subadvisory services, PMC (and not the Fund) pays BFS a subadvisory fee equal to 0.25% per annum of the Fund's average daily net assets up to $27 million and 0.50% of average daily net assets in excess of $27 million. After written notice to BFS, the subadvisory fee payable by PMC to BFS would be reduced proportionally to the extent that PMC elects to utilize a portion of the management fees paid to PMC by the Fund to make payments to third parties.

     The executive offices of BFS are located at 101 Arch Street, Boston, Massachusetts 02110. BFS is a registered broker-dealer and may act as a broker in connection with the sale of shares of the Fund under a selling agreement with PFD.


V. FUND SHARE ALTERNATIVES

     The Fund continuously offers three Classes of shares designated as Class A, Class B and Class C shares, as described more fully in "How to Buy Fund Shares." If you do not specify in your instructions to the Fund which Class of shares you wish to purchase, exchange or redeem, the Fund will assume that your instructions apply to Class A shares.

     Class A Shares. If you invest less than $1 million in Class A shares, you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $1 million or more in Class A shares, no sales charge will be imposed at the time of purchase, however, shares redeemed within 12 months of purchase may be subject to a CDSC. Class A shares are subject to distribution and service fees at a combined annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares.

     Class B Shares. If you plan to invest up to $250,000, Class B shares are available to you. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 4% if redeemed within six years. Class B shares are subject to distribution and service fees at a combined annual rate of 1% of the Fund's average daily net assets attributable to Class B shares. Your entire investment in Class B shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class B shares will cause your Class B shares (until conversion) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, eight years after the initial purchase.

     Class C Shares. Class C shares are sold without an initial sales charge, but are subject to a 1% CDSC if they are redeemed within the first year after purchase. Class C shares are subject to distribution and service fees at a combined annual rate of up to 1% of the Fund's average daily net assets attributable to Class C shares. Your entire investment in Class C shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class C shares will cause your Class C shares to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class C shares have no conversion feature.

     Selecting a Class of Shares. The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge on an investment of $250,000 or less and you plan to hold the investment for at least six years, you might consider Class B shares. If you prefer not to pay an initial sales charge and you plan to hold your investment for one to eight years, you may prefer Class C shares.

     Investment dealers or their representatives may receive different compensation depending on which Class of shares they sell. Shares may be exchanged only for shares of the same Class of another Pioneer mutual fund and shares acquired in the exchange will continue to be subject to any CDSC applicable to the shares of the Fund originally purchased. Shares sold outside the U.S. to persons who are not U.S. citizens may be subject to different sales charges, CDSCs and dealer compensation arrangements in accordance with local laws and business practices.

VI. SHARE PRICE


     Shares of the Fund are sold at the public offering price, which is the net asset value per share, plus any applicable sales charge. The net asset value per share of each Class of the Fund is determined by dividing the value of its assets, less liabilities attributable to that Class, by the number of shares of that Class outstanding. The net asset value is com-puted once daily, on each day the New York Stock Exchange (the "Exchange") is open, as of the close of regular trading on the Exchange.

     Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the Fund's independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Trustees. All assets of the Fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees.

VII. HOW TO BUY FUND SHARES


     You may buy Fund shares from any securities broker-dealer which has a selling agreement with PFD. If you do not have a securities broker-dealer, please call 1-800-225-6292. Shares will be purchased at the public offering price, that is, the net asset value per share plus any applicable sales charge, next computed after receipt of a purchase order, except as set forth below.


     The minimum initial investment is $1,000 for Class A, Class B and Class C shares, except as specified below. The minimum initial investment is $50 for Class A accounts being established to utilize monthly bank drafts, government allotments, payroll deduction and other similar automatic investment plans. Separate minimum investment requirements apply to retirement plans and to telephone and wire orders placed by broker-dealers; and no sales charge or minimum investment requirements apply to the reinvestment of dividends or capital gains distributions. The minimum subsequent investment is $50 for Class A shares and $500 for Class B and C shares except that the subsequent minimum investment amount for Class B and C share accounts may be as little as $50 if an automatic investment plan (see "Automatic Investment Plans") is established.


     Telephone Purchases. Your account is automatically authorized to have the telephone purchase privilege unless you indicate otherwise on your Account Application or by writing to Pioneering Services Corporation ("PSC"). The telephone purchase option may be used to purchase additional shares for an existing mutual fund account; it may not be used to establish a new account. Proper account identification will be required for each telephone purchase. A maximum of $25,000 per account may be purchased by telephone each day. The telephone purchase privilege is available to IRA accounts but may not be available to other types of retirement plan accounts. Call PSC for more information.


     You are strongly urged to consult with your financial representative prior to requesting a telephone purchase. To purchase shares by telephone, you must establish your bank account of record by completing the appropriate section of your Account Application or an Account Options Form. PSC will electronically debit the amount of each purchase from this predesignated bank account. Telephone purchases may not be made for 30 days after the establishment of your bank of record or any change to your bank information.

     Telephone purchases will be priced at the net asset value plus any applicable sales charge next determined after PSC's receipt of a telephone purchase instruction and receipt of good funds (usually three days after the purchase instruction). You may always elect to deliver purchases to PSC by mail. See "Telephone Transactions and Related Liabilities" for additional information.

Class A Shares


     You may buy Class A shares at the public offering price, including a sales charge, as follows:

                            Sales Charge as a % of
                           -------------------------    Dealer
                             Net                       Allowance
                           Offering       Amount       as a % of
  Amount of Purchase        Price        Invested       Price
------------------------   -----------   -----------   -----------
Less than $50,000              5.75%         6.10%       5.00%
$50,000 but less than
 $100,000                      4.50          4.71       4.00
$100,000 but less than
 $250,000                      3.50          3.63       3.00
$250,000 but less than
 $500,000                      2.50          2.56       2.00
$500,000 but less than
 $1,000,000                    2.00          2.04       1.75
$1 million or more              -0-           -0-      See Below


     The schedule of sales charges above is applicable to purchases of Class A shares of the Fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under
Section 401 or 408 of the Internal Revenue Code of 1986, as amended (the "Code"), although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the Fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as princi-pal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of PMC, may be included for this purpose.

     No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by certain group plans (described below), but for such investments a CDSC of 1% is imposed in the event of a redemption of Class A shares within 12 months of purchase. See "How to Sell Fund Shares" below. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $5 million invested; 0.50% on the next $45 million invested; and 0.25% on the excess over $50 million invested. These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase. See also "How to Sell Fund Shares." In connection with PGI's acquisition of Mutual of Omaha Fund Management Company and contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the Fund's shares through such dealer. From time to time, PFD may elect to reallow the entire initial sales charge to participating dealers for all Class A shares with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under the federal securities laws.


     Qualifying for a Reduced Sales Charge. Class A shares of the Fund may be sold at a reduced or eliminated sales charge to certain group plans ("Group Plans") under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Class A shares of the Fund may be sold at net asset value without a sales charge to 401(k) retirement plans with 100 or more participants or at least $500,000 in plan assets. Information about such arrangements is available from PFD.

     Class A shares of the Fund may also be sold at net asset value per share without a sales charge to: (a) current or former Trustees and officers of the Fund and partners and employees of its legal counsel; (b) current or former directors, officers, employees or sales representatives of PGI, its subsidiaries; (c) current or former directors, officers, employees or sales representatives of any subadviser or predecessor investment adviser to any investment company for which PMC serves as an investment adviser, and the subsidiaries or affiliates of such persons; (d) current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with PFD; (e) members of the immediate families of any of the persons above; (f) any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons; (g) insurance company separate accounts; (h) certain "wrap accounts" for the benefit of clients of financial planners adhering to standards established by PFD; (i) other funds and accounts for which PMC or any of its affiliates serves as investment adviser or manager; and (j) certain unit investment trusts. Shares so purchased are purchased for investment purposes and may not be resold except through redemption or repurchase by or on behalf of the Fund. The availability of this privilege is conditioned on the receipt by PFD of written notification of eligibility. Class A shares of the Fund may be sold at net asset value per share without a sales charge to state-sponsored Optional Retirement Program (the "Program") participants if (i) the employer has authorized a limited number of investment company providers for the Program, (ii) all authorized investment company providers offer their shares to Program participants at net asset value,
(iii) the employer has agreed in writing to actively promote the authorized investment providers to Program participants and (iv) the Program provides for a matching contribution for each participant contribution. Class A shares of the Fund may also be sold at net asset value without a sales charge in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies.


     Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gains distributions) made within a 13-month period pursuant to a Letter of Intent ("LOI") which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PSC within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the Fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PSC, registered in your name, until the terms of the LOI are fulfilled.

     You are not obligated to purchase the amount specified in your LOI. If, however, the amount actually purchased during the 13-month period is more or less than that indicated in your LOI, an adjustment in the sales charge will be made. If a payment to cover actual sales charges is due, it must be paid to PFD within 20 days after PFD or your dealer sends you a written request otherwise PFD will direct PSC to liquidate sufficient shares from your escrow account to cover the amount due. See the Statement of Additional Information for more information.

     Investors who are clients of a broker-dealer with a current selling agreement with PFD may purchase Class A shares of the Fund at net asset value, without a sales charge, to the extent that the purchase price is paid out of proceeds from one or more redemptions by the investor of shares of certain other mutual funds. In order for a purchase to qualify for this privilege, the investor must document to the broker-dealer that the redemption occurred within 60 days immediately preceding the purchase of Class A shares; that the client paid a sales charge on the original purchase of the shares redeemed; and that the mutual fund whose shares were redeemed also offers net asset value purchases to redeeming shareholders of any of the Pioneer mutual funds. Further details may be obtained from PFD.

Class B Shares


     You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.


     The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the Fund will first redeem shares not subject to any CDSC, and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

     The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

Year Since                     CDSC as a Percentage of Dollar
 Purchase                          Amount Subject to CDSC
------------------------------ --------------------------------
First ........................                 4.0%
Second   .....................                 4.0%
Third ........................                 3.0%
Fourth   .....................                 3.0%
Fifth ........................                 2.0%
Sixth ........................                 1.0%
Seventh and thereafter  ......                 none

     Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

     Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service ("IRS") that such conversions will not constitute taxable events for federal tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares

     You may buy Class C shares at net asset value without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. Class C shares do not convert to any other Class of Fund shares.

     For the purpose of determining the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class C shares, the Fund will first redeem shares not subject to any CDSC, and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.


     Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.


     Waiver or Reduction of Contingent Deferred Sales Charge. The CDSC on Class B shares may be waived or reduced for non-retirement accounts if: (a) the redemption results from the death of all registered owners of an account (in the case of UGMAs, UTMAs and trust accounts, waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed or (b) the redemption is made in connection with limited automatic redemptions as set forth in "Systematic Withdrawal Plans" (limited in any year to 10% of the value of the account in the Fund at the time the withdrawal plan is established).

     The CDSC on Class B shares may be waived or reduced for retirement plan accounts if: (a) the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (b) the distribution is to a participant in an Individual Retirement Account ("IRA"), 403(b) or employer-sponsored retirement plan, is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary or as scheduled periodic payments to a participant (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established; a required minimum distribution due to the participant's attainment of age 70-1/2 may exceed the 10% limit only if the distribution amount is based on plan assets held by Pioneer); (c) the distribution is from a 401(a) or 401(k) retirement plan and is a return of excess employee deferrals or employee contributions or a qualifying hardship distribution as defined by the Code or results from a termination of employment (limited with respect to a termination to 10% per year of the value of the plan's assets in the Fund as of the later of the prior December 31 or the date the account was established unless the plan's assets are being rolled over to or reinvested in the same class of shares of a Pioneer mutual fund subject to the CDSC of the shares originally held); (d) the distribution is from an IRA, 403(b) or employer-sponsored retirement plan and is to be rolled over to or reinvested in the same class of shares in a Pioneer mutual fund and which will be subject to the applicable CDSC upon redemption;
(e) the distribution is in the form of a loan to a participant in a plan which permits loans (each repayment of the loan will constitute a new sale which will be subject to the applicable CDSC upon redemption); or (f) the distribution is from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).

     The CDSC on Class C shares and on any Class A shares subject to a CDSC may be waived or reduced as follows: (a) for automatic redemptions as described in "Systematic Withdrawal Plans" (limited to 10% of the value of the account subject to the CDSC); (b) if the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (c) if the distribution is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary; or
(d) if the distribution is to a participant in an employer-sponsored retirement plan and is (i) a return of excess employee deferrals or contributions, (ii) a qualifying hardship distribution as defined by the Code, (iii) from a termination of employment, (iv) in the form of a loan to a participant in a plan which permits loans, or (v) from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).


     The CDSC on any shares subject to a CDSC may be waived or reduced for either non-retirement or retirement plan accounts if the redemption is made pursuant to the Fund's right to liquidate or involuntarily redeem shares in a shareholder's account. The CDSC on any shares subject to a CDSC will not be applicable if the selling broker-dealer elects, with PFD's approval, to waive receipt of the commission normally paid at the time of the sale.


     Broker-Dealers. An order for any Class of Fund shares received by PFD from a broker-dealer prior to the close of regular trading on the Exchange is confirmed at the price appropriate for that Class as determined at the close of regular trading on the Exchange on the day the order is received, provided the order is received by PFD prior to PFD's close of business (usually, 5:30 p.m. Eastern Time). It is the responsibility of broker-dealers to transmit orders so that they will be received by PFD prior to its close of business. PFD or its affiliates may provide additional compensation to certain dealers or such dealers' affiliates based on certain objective criteria established from time to time by PFD. All such payments are made out of PFD's or the affiliate's own assets. These payments will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.

     General. The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, PFD until it has been confirmed in writing by PFD and payment has been received.

VIII. HOW TO SELL FUND SHARES

     You can arrange to sell (redeem) Fund shares on any day the Exchange is open by selling either some or all of your shares to the Fund.

     You may sell your shares either through your broker-dealer or directly to the Fund. Please note the following:


    [bullet] If you are selling shares from a retirement account, other than an IRA, you must make your request in writing (except for exchanges to other Pioneer mutual funds which can be requested by phone or in writing). Call 1-800-622-0176 for more information.

    [bullet] If you are selling shares from a non-retirement account or IRA, you may use any of the methods described below.


     Your shares will be sold at the share price next calculated after your order is received in good order less any applicable CDSC. Sale proceeds generally will be sent to you in cash, normally within seven days after your order is received in good order. The Fund reserves the right to withhold payment of the sale proceeds until checks received by the Fund in payment for the shares being sold have cleared, which may take up to 15 calendar days from the purchase date.

     In Writing. You may sell your shares by delivering a written request, signed by all registered owners, in good order to PSC, however, you must use a written request, including a signature guarantee, to sell your shares if any of the following situations applies:

    [bullet] you wish to sell over $50,000 worth of shares,

    [bullet] your account registration or address has changed within the last 30 days,

    [bullet] the check is not being mailed to the address on your account
             (address of record),

    [bullet] the check is not being made out to the account owners, or

    [bullet] the sale proceeds are being transferred to a Pioneer mutual fund account with a different registration.

     Your request should include your name, the Fund's name, your Fund account number, the Class of shares to be redeemed, the dollar amount or number of shares to be redeemed, and any other applicable requirements as described below. Unless instructed otherwise, PSC will send the proceeds of the sale to the address of record. Fiduciaries and corporations are required to submit additional documents. For more information, contact PSC at 1-800-225-6292.


     Written requests will not be processed until they are received in good order by PSC. Good order means that there are no outstanding claims or requests to hold redemptions on the account, any certificates are endorsed by the record owner(s) exactly as the shares are registered and the signature(s) are guaranteed by an eligible guarantor. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee. Signature guarantees are not accepted by facsimile ("fax"). For additional information about the necessary documentation for redemption by mail, please contact PSC at 1-800-225-6292.

     By Telephone or Fax. Your account is automatically authorized to have the telephone redemption privilege unless you indicate otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone redemption. The telephone redemption option is not available to retirement plan accounts, except IRAs. A maximum of $50,000 per account per day may be redeemed by telephone or fax and the proceeds may be received by check or by bank wire or electronic funds transfer. To receive the proceeds by check: the check must be made payable exactly as the account is registered and the check must be sent to the address of record which must not have changed in the last 30 days. To receive the proceeds by bank wire or electronic funds transfer: the proceeds must be sent to the bank wire address of record which must have been properly pre-designated either on your Account Application or on an Account Options Form and which must not have changed in the last 30 days. To redeem by fax, send your redemption request to 1-800-225-4240. You may always elect to deliver redemption instructions to PSC by mail. See "Telephone Transactions and Related Liabilities" below. Telephone redemptions will be priced as described above. You are strongly urged to consult with your financial representative prior to requesting a telephone redemption.


     Selling Shares Through Your Broker-Dealer. The Fund has authorized PFD to act as its agent in the repurchase of shares of the Fund from qualified broker-dealers and reserves the right to terminate this procedure at any time. Your broker-dealer must receive your request before the close of business on the Exchange and transmit it to PFD before PFD's close of business to receive that day's redemption price. Your broker-dealer is responsible for providing all necessary documentation to PFD and may charge you for its services.

     Small Accounts. The minimum account value is $500. If you hold shares of the Fund in an account with a net asset value of less than the minimum required amount due to redemptions or exchanges, the Fund may redeem the shares held in this account at net asset value if you have not increased the net asset value of the account to at least the minimum required amount within six months of notice by the Fund to you of the Fund's intention to redeem the shares.

     CDSC on Class A Shares. Purchases of Class A shares of $1 million or more, or by participants in a Group Plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to PFD on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC which are exchanged into another Pioneer mutual fund will continue to be subject to the CDSC until the original 12-month period expires. However, no CDSC is payable upon redemption with respect to Class A shares purchased by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets.

     General. Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

     Redemptions and repurchases are taxable transactions to shareholders. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

IX. HOW TO EXCHANGE FUND SHARES


     Written Exchanges. You may exchange your shares by sending a letter of instruction to PSC. Your letter should include your name, the name of the Pioneer mutual fund out of which you wish to exchange and the name of the Pioneer mutual fund into which you wish to exchange, your fund account number(s), the Class of shares to be exchanged and the dollar amount or number of shares to be exchanged. Written exchange requests must be signed by all record owner(s) exactly as the shares are registered.


     Telephone Exchanges. Your account is automatically authorized to have the telephone exchange privilege unless you indicate otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone exchange. Telephone exchanges may not exceed $500,000 per account per day. Each voice-requested or FactFone(SM) telephone exchange request will be recorded. You are strongly urged to consult with your financial representative prior to requesting a telephone exchange. See "Telephone Transactions and Related Liabilities" below.


     Automatic Exchanges. You may automatically exchange shares from one Pioneer mutual fund account for shares of the same Class in another Pioneer mutual fund account on a monthly or quarterly basis. The accounts must have identical registrations and the originating account must have a minimum balance of $5,000. The exchange will be effective on the day of the month designated on your Account Application or Account Options Form.

     General. Exchanges must be at least $1,000. You may exchange your investment from one Class of Fund shares at net asset value, without a sales charge, for shares of the same Class of any other Pioneer mutual fund. Not all Pioneer mutual funds offer more than one Class of shares. A new Pioneer mutual fund account opened through an exchange must have a registration identical to that on the original account.

     Shares which would normally be subject to a CDSC upon redemption will not be charged the applicable CDSC at the time of an exchange. Shares acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time you have owned shares acquired by exchange will be measured from the date you acquired the original shares and will not be affected by any subsequent exchange.

     Exchange requests received by PSC before 4:00 p.m. Eastern Time will be effective on that day if the requirements above have been met, otherwise, they will be effective on the next business day. PSC will process exchanges only after receiving an exchange request in good order. There are currently no fees or sales charges imposed at the time of an exchange. An exchange of shares may be made only in states where legally permitted. For federal and (generally) state income tax purposes, an exchange is considered to be a sale of the shares of the Fund exchanged and a purchase of shares in another Pioneer mutual fund. Therefore, an exchange could result in a gain or loss on the shares sold, depending on the tax basis of these shares and the timing of the transaction, and special tax rules may apply.

     You should consider the differences in objectives and policies of the Pioneer mutual funds, as described in each fund's current prospectus, before making any exchange. For the protection of the Fund's performance and shareholders, the Fund and PFD reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Such abuses may arise from frequent trading in response to short-term market fluctuations, a pattern of trading by an individual or group that appears to be an attempt to "time the market," or any other exchange request which, in the view of management, will have a detrimental effect on the Fund's portfolio management strategy or its operations. In addition, the Fund and PFD reserve the right to charge a fee for exchanges or to modify, limit, suspend or discontinue the exchange privilege with notice to shareholders as required by law.

X. DISTRIBUTION PLANS

     The Fund has adopted a Plan of Distribution for each Class of shares (the "Class A Plan," "Class B Plan," and "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution fees are paid to PFD.

     Pursuant to the Class A Plan, the Fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Trustees. As of the date of this Prospectus, the Board of Trustees has approved the following categories of expenses for Class A shares of the Fund: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the Fund's daily net assets attributable to Class A shares; (ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the Fund's Class A shares with no initial sales charge (See "How to Buy Fund Shares"); and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If a bank was prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate.

     Expenditures of the Fund pursuant to the Class A Plan are accrued daily and may not exceed 0.25% of the Fund's average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Fund in a given year. The Class A Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund.


     Both the Class B Plan and the Class C Plan provide that the Fund will compensate PFD by paying a distribution fee at the annual rate of 0.75% of the Fund's average daily net assets attributable to the applicable Class of shares and will pay PFD a service fee at the annual rate of 0.25% of the Fund's average daily net assets attributable to that Class of shares. The distribution fee is intended to compensate PFD for its Class B and Class C distribution services to the Fund. The service fee is intended to be additional compensation for personal services and/or account maintenance services with respect to Class B or Class C shares. PFD also receives the proceeds of any CDSC imposed on the redemption of Class B or Class C shares.


     Commissions of 4% of the amount invested in Class B shares, equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested, are paid to broker-dealers who have selling agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class B shares, dealers will become eligible for additional annual service fees of up to 0.25% of the net asset value of such shares.

     Commissions of up to 1% of the amount invested in Class C shares, consisting of 0.75% of the amount invested and a first year's service fee of 0.25% of the amount invested, are paid to broker-dealers who have selling agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and services fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares.


     When a broker-dealer sells Class B or Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker dealer.


     Dealers may from time to time be required to meet certain criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan or the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

XI. DIVIDENDS, DISTRIBUTIONS AND TAXATION


     The Fund has elected to be treated, has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, so that it will not pay federal income tax on income and capital gains distributed to shareholders as required under the Code.

     Under the Code, the Fund will be subject to a nondeductible 4% excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

     The Fund's policy is to pay to shareholders dividends from net investment income, if any, quarterly during the months of March, June, September and December and to make distributions from net long-term capital gains, if any, usually in December. Distributions from net short-term capital gains, if any, may be paid with such dividends; dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid federal income or excise tax. Generally, dividends from the Fund's net investment income, market discount income, net short-term capital gains, and certain net foreign exchange gains are taxable under the Code as ordinary income, and dividends from the Fund's net long-term capital gains are taxable as long-term capital gains.

     Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the Fund. For federal income tax purposes, all dividends are taxable as described above whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. Information as to the federal tax status of dividends and distributions will be provided to shareholders annually. For further information on the distribution options available to shareholders, see "Distribution Options" and "Directed Dividends" below.

     Distributions by the Fund of the dividend income it receives from U.S. domestic corporations, if any, may qualify for the dividends-received deduction for corporate shareholders, subject to holding-period requirements and debt-financing restrictions under the Code.

     The Fund may be subject to foreign withholding taxes or other foreign taxes on income (possibly including, in some cases, capital gains) on certain of its foreign investments which will reduce the yield on or return from those investments.

     Dividends and other distributions and the proceeds of redemptions, exchanges or repurchases of Fund shares paid to individuals and other non-exempt payees will be subject to a 31% backup withholding of federal income tax if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the number is correct and that the shareholder is not subject to backup withholding or if the Fund receives notice from the IRS or a broker that such withholding applies. Please refer to the Account Application for additional information.

     The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates and who are subject to U.S. federal income tax. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment that is not described above. Shareholders should consult their own tax advisors regarding state, local and other applicable tax laws.


XII. SHAREHOLDER SERVICES

     PSC is the shareholder services and transfer agent for shares of the Fund. PSC, a Massachusetts corporation, is a wholly owned subsidiary of PGI. PSC's offices are located at 60 State Street, Boston, Massachusetts 02109, and inquiries to PSC should be mailed to Pioneering Services Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. Brown Brothers Harriman & Co. (the "Custodian") serves as the custodian of the Fund's portfolio securities and other assets. The principal business address of the Mutual Fund Division of the Custodian is 40 Water Street, Boston, Massachusetts 02109.

Account and Confirmation Statements


     PSC maintains an account for each shareholder and all transactions of the shareholder are recorded in this account. Confirmation statements showing the details of transactions are sent to shareholders as transactions occur except Automatic Investment Plan transactions which are confirmed quarterly. The Pioneer Combined Account Statement, mailed quarterly, is available to all shareholders who have more than one Pioneer mutual fund account.


     Shareholders whose shares are held in the name of an investment broker-dealer or other party will not normally have an account with the Fund and might not be able to utilize some of the services available to shareholders of record. Examples of services that might not be available are purchases, exchanges or redemption of shares by mail or telephone, automatic reinvestment of dividends and capital gains distributions, systematic withdrawal plan, Letters of Intent, Rights of Accumulation, telephone exchanges and redemptions, and newsletters.


Additional Investments

     You may add to your account by sending a check (minimum of $50 for Class A shares and $500 for Class B and Class C shares) to PSC (account number and Class of shares should be clearly indicated). The bottom portion of a confirmation statement may be used as a remittance slip to make additional investments.

     Additions to your account, whether by check or through a Pioneer Investomatic Plan, are invested in full and fractional shares of the Fund at the applicable offering price in effect as of the close of regular trading on the Exchange on the day of receipt.

Automatic Investment Plans

     You may arrange for regular automatic investments of $50 or more through government/military allotments, payroll deduction or through a Pioneer Investomatic Plan. A Pioneer Investomatic Plan provides for monthly or quarterly investments by means of a preauthorized electronic funds transfer or draft drawn on a checking account. Pioneer Investomatic Plan investments are voluntary, and you may discontinue the Plan without penalty upon 30 days' written notice to PSC. PSC acts as agent for the purchasers, the broker-dealer and PFD in maintaining these plans.

Financial Reports and Tax Information

     As a shareholder, you will receive financial reports at least semiannually. In January of each year the Fund will mail to you information about the tax status of dividends and distributions.

Distribution Options

     Dividends and capital gains distributions, if any, will automatically be invested in additional shares of the Fund, at the applicable net asset value per share, unless you indicate another option on the Account Application.

     Two other options available are (a) dividends in cash and capital gains distributions in additional shares; and (b) all dividends and capital gains distributions in cash. These two options are not available, however, for retirement plans or an account with a net asset value of less than $500. Changes in the distribution option may be made by written request to PSC.


     If you elect to receive either dividends or capital gains or both in cash and a distribution check issued to you is returned by the U. S. Postal Service as not deliverable or a distribution check remains uncashed for six months or more, the amount of the check may be reinvested in your account. Such additional shares will be purchased at the then current net asset value. Furthermore, the distribution option on the account will automatically be changed to the reinvestment option until such time as you request a different option by writing to PSC.


Directed Dividends

     You may elect (in writing) to have the dividends paid by one Pioneer mutual fund account invested in a second Pioneer mutual fund. The value of this second account must be at least $1,000 ($500 for Pioneer Fund or Pioneer II). Invested dividends may be in any amount. There are no fees or charges for this service. Retirement plan shareholders may only direct dividends to accounts with identical registrations; e.g., PGI IRA Cust for John Smith may only go into another account registered PGI IRA Cust for John Smith.

Direct Deposit

     If you have elected to take distributions, whether dividends or dividends and capital gains, in cash, or have established a Systematic Withdrawal Plan, you may choose to have those cash payments deposited directly into your savings, checking, or NOW bank account. You may establish this service by completing the appropriate section on the Account Application when opening a new account or the Account Options Form for an existing account.

Voluntary Tax Withholding


     You may request (in writing) that PSC withhold 28% of the dividends and capital gains distributions paid from an account (before any reinvestment) and forward the amount withheld to the IRS as a credit against your federal income taxes. This option is not available for retirement plan accounts or for accounts subject to backup withholding.


Telephone Transactions and Related Liabilities

     Your account is automatically authorized to have telephone transaction privileges unless you indicate otherwise on your Account Application or by writing to PSC. You may purchase, sell or exchange your Fund shares by telephone by calling 1-800-225-6292 between the hours of 8:00 a.m. and 9:00 p.m. Eastern Time on weekdays. Computer-assisted transactions are available to shareholders who have pre-recorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. See "How to Buy Fund Shares," "How to Sell Fund Shares" and "How to Exchange Fund Shares" for more information.

     To confirm that each transaction instruction received by telephone is genuine, the Fund will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third-party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. In all other cases, neither the Fund, PSC nor PFD will be responsible for the authenticity of instructions received by telephone, therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions. The Fund may implement other procedures from time to time.

     During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the Fund by telephone to institute a redemption or exchange. You should communicate with the Fund in writing if you are unable to reach the Fund by telephone.

FactFone(SM)

     FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer shareholders by dialing 1-800-225-4321. FactFone(SM) allows you to obtain current information on your Pioneer mutual fund accounts and to inquire about the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges and redemptions from your Pioneer mutual fund accounts if you have activated your PIN. Telephone purchases and redemptions require the establishment of a bank account of record. You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). See "How to Buy Fund Shares," "How to Exchange Fund Shares," "How to Sell Fund Shares" and "Telephone Transactions and Related Liabilities." Call PSC for assistance.

Retirement Plans


     Please contact the Retirement Plans Department of PSC at 1-800-622-0176 for information relating to retirement plans for business, Simplified Employee Pension Plans, IRAs, Section 401(k) salary reduction plans and Section 403(b) retirement plans for employees of certain non-profit organizations and public school systems, all of which are available in conjunction with investments in the Fund. The Account Application accompanying this Prospectus should not be used to establish such plans. Separate applications are required.


Telecommunications Device for the Deaf (TDD)

     If you have a hearing disability and access to TDD keyboard equipment, you can call our TDD number toll-free at 1-800-225-1997, weekdays from 8:30 a.m. to 5:30 p.m. Eastern Time, to contact our telephone representatives with questions about your account.

Systematic Withdrawal Plans

     If your account has a total value of at least $10,000, you may establish a Systematic Withdrawal Plan ("SWP") providing for fixed payments at regular intervals. Withdrawals from Class B and Class C shares accounts are limited to 10% of the value of the account at the time the SWP is implemented if a CDSC is applicable. See "Waiver or Reduction of Contingent Deferred Sales Charge" for more information. Periodic checks of $50 or more will be sent to you, or any person designated by you, monthly or quarterly, and your periodic redemptions of shares may be taxable to you. Payments can be made either by check or by electronic funds transfer to a bank account designated by you. If you direct that withdrawal checks be paid to another person after you have opened your account, a signature guarantee must accompany your instructions. Purchases of Class A shares of the Fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may therefore be disadvantageous.

     You may obtain additional information by calling PSC at 1-800-225-6292 or by referring to the Statement of Additional Information.

Reinstatement Privilege (Class A Shares Only)


     If you redeem all or part of your Class A shares of the Fund, you may reinvest all or part of the redemption proceeds without a sales charge in Class A shares of the Fund if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested at the next determined net asset value of the Class A shares of the Fund in effect immediately after receipt of the written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of the redemption, and special tax rules may apply if a reinstatement occurs. In addition, if a redemption resulted in a loss and an investment is made in shares of the Fund within 30 days before or after the redemption, you may not be able to recognize the loss for federal income tax purposes. You may also reinvest in the Class A shares of certain other Pioneer mutual funds; in this case you must meet the minimum investment requirement for each fund you enter.


     The 90-day reinstatement period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado, or earthquake.

                             ---------------------

The options and services available to shareholders, including the terms of the Exchange Privilege and the Pioneer Investomatic Plan, may be revised, suspended, or terminated at any time by PFD or by the Fund. You may establish the services described in this section when you open your account. You may also establish or revise many of them on an existing account by completing an Account Options Form, which you may obtain by calling 1-800-225-6292.

XIII. THE FUND


     The Fund, a non-diversified open-end management investment company (commonly referred to as a mutual fund), was established as a Massachusetts business trust on July 1, 1993 and was reorganized as a Delaware business trust on April 28, 1995 under an Agreement and Declaration of Trust (the "Declaration of Trust"). Prior to September 1, 1995, the Fund was named "Pioneer Winthrop Real Estate Investment Fund." The Fund has authorized an unlimited number of shares of beneficial interest. As an open-end investment company, the Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the then current net asset value per share, less any applicable CDSC. See "How to Sell Fund Shares." The Fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

     The Fund reserves the right to create and issue additional series of shares. The Trustees have the authority, without further shareholder approval, to classify and reclassify the shares of the Fund, or any additional series of the Fund, into one or more classes. As of the date of this Prospectus, the Trustees have authorized the issuance of three classes of shares, designated Class A, Class B and Class C. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 distribution plans adopted by holders of those shares in connection with the distribution of shares.

     In addition to the requirements under Delaware law, the Declaration of Trust provides that a shareholder of the Fund may bring a derivative action on behalf of the Fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     When issued and paid for in accordance with the terms of the Prospectus and Statement of Additional Information, shares of the Fund are fully-paid and non-assessable. Shares will remain on deposit with the Fund's transfer agent and certificates; certificates will not normally be issued. The Fund reserves the right to charge a fee for the issuance of Class A shares certificates; certificates will not be issued for Class B and Class C shares.

XIV. INVESTMENT RESULTS

     The average annual total return (for a designated period of time) on an investment in the Fund may be included in advertisements, and furnished to existing or prospective shareholders. The average annual total return for each Class is computed in accordance with the SEC's standardized formula. The calculation for all Classes assumes the reinvestment of all dividends and distributions at net asset value and does not reflect the impact of federal or state income taxes. In addition, for Class A shares the calculation assumes the deduction of the maximum sales charge of 5.75%; for Class B and Class C shares the calculation reflects the deduction of any applicable CDSC. The periods illustrated would normally include one, five and ten years (or since the commencement of the public offering of the shares of a Class, if shorter) through the most recent calendar quarter.

     One or more additional measures and assumptions, including but not limited to historical total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data may also be used. These data may cover any period of the Fund's existence and may or may not include the impact of sales charges, taxes or other factors.


     Other investments or savings vehicles and/or unmanaged market indices, indicators of economic activity or averages of mutual fund results may be cited or compared with the investment results of the Fund. Rankings or listings by magazines, newspapers or independent statistical or rating services, such as Lipper Analytical Services, Inc., may also be referenced. The Fund may also include securities industry, real estate industry or comparative performance information in advertising or materials marketing the Fund's shares. Such performance information may include rankings or listings by magazines, newspapers, or independent statistical or ratings services, such as Lipper Analytical Services, Inc. or Ibbotson Associates.


     The Fund's investment results will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. All quoted investment results are historical and should not be considered representative of what an investment in the Fund may earn in any future period. For further information about the calculation methods and uses of the Fund's investment results, see the Statement of Additional Information.

     From time to time, the Fund may include in advertisements or other communications to existing or proposed shareholders its respective "yield" and "effective yield." Whenever yield information is provided, it includes a standardized yield calculation computed by dividing the Fund's net investment income per share for a Class of Fund shares during a base period of 30 days, or one month, by the maximum offering price per share for that Class of shares on the last day of such base period. The resulting "30-day yield" is then annualized as described below. The Fund's net investment income per share for each Class is determined by dividing the Fund's net investment income for that Class during the base period by the average number of shares of that Class entitled to receive dividends during the base period. The Class's 30-day yield is then "annualized" by a computation that assumes that the Class's net investment income is earned and reinvested for a six-month period at the same rate as during the 30-day base period and that the resulting six-month income will be generated over an additional six months.

     For more information about the calculation methods used to compute the Fund's investment results, see the Statement of Additional Information.

APPENDIX A: Certain Investment Practices

     This Appendix provides a brief description of certain securities in which the Fund may invest and certain transactions it may make. For a more complete discussion of these and other securities and practices, see "Investment Objectives and Policies" in this Prospectus and "Investment Policies and Restrictions" in the Statement of Additional Information.

Mortgage-Backed Securities and Associated Risks

     The Fund may invest up to 25% of its total assets in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.


     Guaranteed Mortgage Pass-Through Securities. The Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.


     Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. The Fund may also invest in CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

     Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

     A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Fund does not intend to invest in residual interests.

     Risk Factors Associated with Mortgage-Backed Securities. As discussed above, investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. These risks include the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. The Fund will not invest in the lowest tranche of CMOs and REMIC certificates. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Further, the yield characteristics of Mortgage-Backed Securities, such as those in which the Fund may invest, differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.


     Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.


Repurchase Agreements


     The Fund may enter into repurchase agreements, generally not exceeding seven days. In a repurchase agreement, an investor (e.g., the Fund) purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. Repurchase agreements entered into by the Fund will be fully collateralized with U.S. Treasury and/or U.S. Government agency obligations with a market value of not less than 100% of the obligation, valued daily. Collateral will be held in a segregated, safekeeping account for the benefit of the Fund. In the event that a repurchase agreement is not fulfilled, the Fund could suffer a loss to the extent that the value of the collateral falls below the repurchase price or if the Fund is prevented from realizing the value of the collateral by reason of an order of a court with jurisdiction over an insolvency proceeding with respect to the other party to the repurchase agreement.

Restricted and Illiquid Securities


     The Fund may invest up to 5% of its net assets in "restricted securities" (i.e., securities that would be required to be registered prior to distribution to the public), excluding restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A of the Securities Act of 1933 or foreign securities which are offered or sold outside the United States; provided, however, that no more than 15% of the Fund's net assets may be invested in restricted securities including securities eligible for resale under Rule 144A. The Fund may also invest up to 15% of its net assets in illiquid investments, which includes securities that are not readily marketable and repurchase agreements maturing in more than seven days. The Board of Trustees has adopted guidelines and delegated to PMC the daily function of determining and monitoring the liquidity of portfolio securities. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations.

     Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board monitors the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.



Limitations and Risks Associated with Transactions in Options and Futures Contracts

     The Fund may employ certain active management techniques including options on securities indices, futures contracts and options on futures contacts. Each of these active management techniques involves transaction costs as well as (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by PMC may cause the Fund to perform less well than if such positions had not been entered. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counter-party to the option will not fulfill its obligations. The Fund will treat over-the-counter options (both purchased and written) as illiquid securities. The use of options and futures contracts are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no limit on the percentage of the Fund's assets that may be invested in futures contracts and related options. The Fund may not invest more than 5% of its total assets in purchased options other than protective put options.


     The Fund's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Tax Status" in the Statement of Additional Information. The Fund may purchase put and call options on securities indices that are based on securities in which it may invest in an attempt to hedge against risks of market-wide price fluctuations.


     The Fund may purchase put options in an attempt to hedge against an anticipated decline in securities prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities.

     The Fund may purchase call options on securities indices in an attempt to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of an increase in the level of other securities indices above the exercise price. Such payments would in effect allow the Fund to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

     The Fund may sell an option it has purchased or a similar option prior to the expiration of the purchased option in order to close out its position in an option which it has purchased. The Fund may also allow options to expire unexercised, which would result in the loss of the premium paid.

Futures Contracts and Options on Futures Contracts

     To hedge against changes in securities prices or interest rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging purposes as are permitted by regulations of the Commodity Futures Trading Commission.

     The Fund may not purchase or sell non-hedging futures contracts or purchase or sell related non-hedging options, except for closing purchase or sale transactions. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate assets to cover such contracts and options. Perfect correlation between the Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on corporate fixed-income securities are currently available.

                          THE PIONEER FAMILY OF MUTUAL FUNDS

                          Growth Funds

                          Global/International
                             Pioneer Emerging Markets Fund
                             Pioneer Europe Fund
                             Pioneer Gold Shares
                             Pioneer India Fund
                             Pioneer International Growth Fund
                             Pioneer World Equity Fund

                          United States
                             Pioneer Capital Growth Fund
                             Pioneer Growth Shares
                             Pioneer Mid-Cap Fund
                             Pioneer Small Company Fund
                             Pioneer Micro-Cap Fund*

                          Growth and Income Funds

                             Pioneer Balanced Fund
                             Pioneer Equity-Income Fund
                             Pioneer Fund
                             Pioneer Real Estate Shares
                             Pioneer II

                          Income Funds

                          Taxable

                            Pioneer America Income Trust
                            Pioneer Bond Fund
                            Pioneer Short-Term Income Trust*

                          Tax-Exempt

                            Pioneer Intermediate Tax-Free Fund**
                            Pioneer Tax-Free Income Fund**

                          Money Market Fund

                            Pioneer Cash Reserves Fund

                           *Offers Class A and B Shares only
                          **Not suitable for retirement accounts

Pioneer Real Estate Shares                             [PIONEER LOGO]
60 State Street
Boston, Massachusetts 02109

OFFICERS


JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
ROBERT W. BENSON, Senior Vice President
STEPHEN G. KASNET, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary


INVESTMENT ADVISER
PIONEERING MANAGEMENT CORPORATION

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

INDEPENDENT PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP


LEGAL COUNSEL
HALE AND DORR LLP


PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.

SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109
Telephone: 1-800-225-6292

SERVICE INFORMATION
If you would like information on the following, please call:
Existing and new accounts, prospectuses,
 applications, service forms
 and telephone transactions   ................................. 1-800-225-6292
FactFone(SM)
 Automated fund yields, automated prices and
 account information .......................................... 1-800-225-4321
Retirement plans  ............................................. 1-800-622-0176
Toll-free fax  ................................................ 1-800-225-4240
Telecommunications Device for the Deaf (TDD) .................. 1-800-225-1997


0497-4081
(C)Pioneer Funds Distributor, Inc.

                           PIONEER REAL ESTATE SHARES
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                       Class A, Class B and Class C Shares

                                 APRIL 30, 1997


      This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus (the "Prospectus") dated April 30, 1997, as amended and/or supplemented from time to time, of Pioneer Real Estate Shares (the "Fund"). A copy of the Prospectus can be obtained free of charge by calling 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. The most recent Annual Report to Shareholders is attached to, and is hereby incorporated into, this Statement of Additional Information.

                                 TABLE OF CONTENTS
                                                                          Page

1.    General Fund Information and History...........................      2
2.    Investment Policies and Restrictions...........................      2
3.    Management of the Fund.........................................      9
4.    Advisory Services..............................................     16
5.    Underwriting Agreement and Distribution Plan...................     17
6.    Shareholder Servicing/Transfer Agent...........................     21
7.    Custodian......................................................     21
8.    Principal Underwriter..........................................     21
9.    Independent Public Accountant..................................     22
10.   Portfolio Transactions.........................................     22
11.   Tax Status.....................................................     23
12.   Description of Shares..........................................     28
13.   Certain Liabilities............................................     28
14.   Determination of Net Asset Value...............................     29
15.   Systematic Withdrawal Plan.....................................     29
16.   Letter of Inten................................................     30
17.   Investment Results.............................................     31
18.   Financial Statements...........................................     33

      APPENDIX A - Description of Bond Ratings.......................     37
      APPENDIX B - Other Pioneer Information.........................     50

 THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN
                             EFFECTIVE PROSPECTUS.

1.    GENERAL FUND INFORMATION AND HISTORY

      Effective September 1, 1995, the Fund changed its name from Pioneer Winthrop Real Estate Investment Fund to Pioneer Real Estate Shares. On April 28, 1995, the Fund, a Delaware business trust, acquired all the assets and liabilities of Pioneer Winthrop Real Estate Investment Fund, a Massachusetts business trust (the "Massachusetts Trust"), in a tax-free reorganization effected for the sole purpose of changing the Fund's domicile from a Massachusetts business trust to a Delaware business trust. In connection with the reorganization, the Fund adopted the Massachusetts Trust's Registration Statement on Form N-1A.

2.    INVESTMENT POLICIES AND RESTRICTIONS

      The Prospectus of the Fund, identifies the investment objectives and the principal investment policies of the Fund. Other investment policies of the Fund are set forth below. Capitalized terms not otherwise defined herein have the meaning given to them in the Prospectus.

LOWER-RATED DEBT SECURITIES AND ASSOCIATED RISKS

      As described in the Prospectus, the Fund may make a variety of investments, including corporate debt obligations of real estate industry companies which may be unrated or rated in the lowest rating categories by Standard & Poor's Ratings Group ("Standard & Poor's") or by Moody's Investor Services, Inc. ("Moody's") (i.e., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's). Bonds rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated BBB or better by Standard & Poor's or Baa or better by Moody's). The Fund will limit its investment in non-investment grade corporate debt obligations, and comparable unrated debt obligations, to less than 5% of its net assets. See Appendix A for a description of the ratings issued by investment rating services.

      The amount of junk bond securities outstanding has proliferated in conjunction with the increase in merger and acquisition and leveraged buyout activity. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on the Fund's net asset value to the extent it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

      The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, Pioneering Management Corporation ("PMC"), the Fund's investment adviser, could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.


      Proposed federal laws designed to limit the use, or tax and other advantages, of junk bond securities could adversely affect the Fund's net asset value to the extent that the Fund invests in lower-rated debt securities. Such proposals could also adversely affect the secondary market for junk bond securities, the financial condition of issuers of these securities and the value of outstanding junk bond securities.


      Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

      Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value.

      Medium to lower rated and comparable unrated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. PMC will attempt to reduce these risks through diversification of the Fund's portfolio and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

FOREIGN REAL ESTATE COMPANIES AND ASSOCIATED RISKS


      The Fund may invest up to 5% of its net assets in securities of foreign real estate companies. Such investments involve certain risks which are not typically associated with investing in securities of domestic real estate companies. Foreign companies are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to United States ("U.S.") companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes which will decrease the net return on such investments as compared to interest and dividends paid to the Fund by the U.S. Government or by domestic companies. In addition, there may be the possibility of expropriation, confiscatory taxation, political, economic or social instability, or diplomatic developments which could affect assets of the Fund invested in foreign securities.

      In addition, the value of foreign securities may also be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and exchange control regulations. There may be less publicly available information about foreign companies compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less trading volume than domestic markets and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities exchanges are generally higher than in the United States.


      The Fund's investments in securities denominated in foreign currencies are also subject to currency risk, as the U.S. dollar value of these securities may be favorably or unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency exchange rates may fluctuate significantly over short periods of time causing, among other factors, the Fund's net asset value to fluctuate as well. Currency exchange rates are generally determined by forces of supply and demand and the perceived relative merits of investments in various countries, but can be affected unpredictable by intervention from U.S. and foreign governments or central banks, political events and currency control measures. PMC will take these and other factors into consideration in managing the Fund's investments.

SECURITIES INDEX OPTIONS

      The Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. Securities index options will not be used for speculative purposes.


      Options on stock indices are traded on national securities exchanges and over-the-counter, both in the U.S. and in foreign countries. A securities index fluctuates with changes in the market values of the securities included in the index. For example, some stock index options are based on a broad market index such as the S&P 500 or the Value Line Composite Index. Index options may also be based on a narrower market index such as the S&P 100 or on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.


      The Fund may purchase put options in order to hedge against an anticipated decline in securities prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities.

      The Fund may purchase call options on securities indices in an attempt to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of an increase in the level of other securities indices above the exercise price. Such payments would in effect allow the Fund to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

      The Fund may sell the securities index option it has purchased or write a similar offsetting securities index option in order to close out a position in a securities index option which it has purchased. These closing sale transactions enable the Fund to immediately realize gains or minimize losses on its options positions. However, there is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In addition, securities index prices may be distorted by interruptions in the trading of securities of certain companies or of issuers in certain industries, or by restrictions that may be imposed by an exchange on opening or closing transactions, or both, which would disrupt trading in options on such indices and preclude the Fund from closing out its options positions. If the Fund is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the options in order to realize any profit.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that can not be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

      In addition to the risks of imperfect correlation between the Fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      To hedge against changes in securities prices, the Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging and, although the Fund has no current intention of doing so, for non-hedging purposes as described below. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on foreign exchanges.

      FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

      When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

      Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

      HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of PMC, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, PMC will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

      On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

      OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

      The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.


      The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same securities. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.


      OTHER CONSIDERATIONS. The Fund may engage in futures and related options transactions only for bona fide hedging and, although the Fund has no current intention of doing so, for non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), to engage in such transactions without registering as commodity pool operators. The Fund is not permitted to engage in speculative futures trading. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. The Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.


      As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the Fund's existing non-hedging futures contracts and premiums paid for non-hedging options on futures (net of the amount the positions are "in the money") would not exceed 5% of the market value of the Fund's net assets. As noted above, the Fund has no current intention of entering into non-hedging futures contracts and non-hedging options on futures. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

      Transaction costs associated with futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate assets to cover such contracts and options.

      While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. Government securities, futures on a municipal securities index and stock index futures.

REPURCHASE AGREEMENTS


      The Fund may enter into repurchase agreements with "primary dealers" in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Fund may also enter into repurchase agreements involving certain foreign government securities. The primary risk is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the agreed-upon repurchase price. Another risk is that, in the event of bankruptcy of the seller, the Fund could be delayed in or prohibited from disposing of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement pending court proceedings. In evaluating whether to enter a repurchase agreement, PMC will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Trustees.


INVESTMENT RESTRICTIONS

      The Fund has adopted certain additional investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. The Fund may not:

      (1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

      (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes and except pursuant to reverse repurchase agreements and then only in amounts not to exceed 33-1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets.

      (3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33-1/3% of the Fund's total assets taken at market value.

      (4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

      (5) Purchase or sell real estate, including limited partnership interests, except that the Fund may invest in securities that are secured by real estate or interests therein and may purchase and sell mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

      (6) Make loans, except that the Fund may lend portfolio securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

      (7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.


      The Fund will invest 25% or more of its total assets in securities issued by companies in the real estate industry. Except as noted in the previous sentence, it is a fundamental policy of the Fund not to concentrate its investments in securities of companies in any particular industry. Following the current opinion of the staff of the Securities and Exchange Commission ("SEC"), investments are concentrated in a particular industry if such investments (but not investments in U.S. Government securities) aggregate 25% or more of the Fund's total assets.


      The Fund does not intend to invest in or to enter into any forward commitments, forward foreign currency exchange contracts, reverse repurchase agreements, options on securities or currency or securities index put and call warrants or to lend portfolio securities as described in fundamental investment restrictions (1), (2), (6) and (7) above, during the current fiscal year.

      In addition, as a matter of nonfundamental investment policy and in connection with the offering of its shares in various states and foreign countries, the Fund has agreed not to:

      (a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of PMC to save commissions or to average prices among them is not deemed to result in a securities trading account.

      (b) Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the Fund has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions.

      (c) Purchase a security if, as a result, (i) more than 10% of the Fund's assets would be invested in securities of closed-end investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one such closed-end investment company being held by the Fund, or (iii) more than 5% of the Fund's assets would be invested in any one such closed-end investment company; provided, however, the Fund can exceed such limitations in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other closed-end investment company. The Fund will not invest in the securities of any open-end investment company, except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other open-end investment company.

      (d) Purchase securities of any issuer which, together with any predecessor, has a record of less than three years' continuous operations prior to the purchase if such purchase would cause investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.

      (e) Invest for the purpose of exercising control over or management of any company.

      (f) Purchase warrants of any issuer, if, as a result of such purchases, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

      (g) Knowingly purchase or retain securities of an issuer if one or more of the Trustees or officers of the Fund or directors or officers of PMC or any investment management subsidiary of PMC individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.


      (h) Purchase interests in oil, gas or other mineral leases or exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.


      (i) Purchase any security, including stripped mortgage-backed securities and any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities; provided, however, that the Fund may invest up to 10% of its total assets in shares of real estate investment trusts that are illiquid.

      (j) Invest more than 10% of its total assets in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; provided, however, that no more than 15% of the Fund's total assets may be invested in restricted securities including restricted securities eligible for resale under Rule 144A.

      (k) Write covered calls or put options with respect to more than 25% of the value of its total assets or invest more than 5% of its total assets in puts, calls, spreads, or straddles, other than protective put options.


      These restrictions may not be changed without the approval of the regulatory agencies in such states or foreign countries.


3.    MANAGEMENT OF THE FUND

      The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and executive officers of the Fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Fund within the meaning of the 1940 Act.

JOHN F. COGAN, JR.*, CHAIRMAN OF THE BOARD, PRESIDENT AND TRUSTEE,  DOB:  JUNE
1926

    President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of PMC and Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC") and Forest-Starma (a Russian timber joint venture); President and Director of Pioneer Plans Corporation ("PPC"), Pioneer Investment Corp. ("PIC"), Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Luscina, Inc., Pioneer First Russia, Inc. ("First Russia") and Pioneer Omega, Inc. ("Omega") and Theta Enterprises, Inc.; Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie Goldfields Limited; Chairman of the Supervisory Board of Pioneer Fonds Marketing, GmbH ("Pioneer GmbH"); Member of the Supervisory Board of Pioneer First Polish Trust Fund Joint Stock Company ("PFPT"); Chairman, President and Trustee of all of the Pioneer mutual funds and Partner, Hale and Dorr LLP (counsel to the Fund).


RICHARD H. EGDAHL, M.D., TRUSTEE,  DOB: DECEMBER 1926
Boston University Health Policy Institute, 53 Bay State Rd., Boston, MA  02115
    Professor of Management, Boston University School of Management, since 1988;


Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; Director, Boston University Health Policy Institute and Boston University Medical Center; Executive Vice President and Vice Chairman of the Board, University Hospital; Academic Vice President for Health Affairs, Boston University; Director, Essex Investment Management Company, Inc. (investment adviser), Health Payment Review, Inc. (health care containment software firm), Mediplex Group, Inc. (nursing care facilities firm), Peer Review Analysis, Inc. (health care facilities firm) and Springer-Verlag New York, Inc. (publisher); Honorary Trustee, Franciscan Children's Hospital and Trustee of all of the Pioneer mutual funds.


MARGARET B.W. GRAHAM, TRUSTEE,  DOB:  MAY 1947
The Keep, P.O. Box 110. Little Deer Isle, ME  04650

    Founding Director, Winthrop Group, Inc. (consulting firm) since 1982; Manager of Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994; Professor of Operations Management and Management of Technology, Boston University School of Management ("BUSM"), from 1989 to 1993 and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

JOHN W. KENDRICK, TRUSTEE,  DOB:  JULY 1917
6363 Waterway Drive, Falls Church, VA  22044

    Professor Emeritus and Adjunct Scholar, George Washington University; Economic Consultant and Director, American Productivity and Quality Center; American Enterprise Institute and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, TRUSTEE,  DOB:  MAY 1948
One Boston Place, Suite 2635, Boston, MA 02108

   President, Newbury, Piret & Company, Inc. (merchant banking firm) and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, TRUSTEE AND EXECUTIVE VICE PRESIDENT,  DOB:  FEBRUARY 1944

    Executive Vice President and a Director of PGI; President, Chief Investment Officer and a Director of PMC; Director of PFD, PCC, PIC, PIntl , First Russia, Omega and Pioneer SBIC Corporation, Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, TRUSTEE,  DOB: SEPTEMBER 1928
125 Broad Street, New York, NY  10004

    Partner, Sullivan & Cromwell (law firm); Trustee, The Winthrop Focus Funds (mutual funds) and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, TRUSTEE,  DOB:  JUNE 1936
One North Adgers Wharf, Charleston, SC  29401

    President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp.; Trustee of Alliance Capital Reserves, Alliance Government Reserves and Alliance Tax Exempt Reserves and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

STEPHEN G. KASNET*, TRUSTEE AND VICE PRESIDENT, DOB:    MAY 1945

      Vice President of The Pioneer Group, Inc. and President of Pioneer Real Estate Advisors, Inc. since 1995; Vice President of Pioneer Variable Contracts Trust; Managing Director, Winthrop Financial Associates and First Winthrop Corp. from 1991 to 1995; Executive Vice President, Cabot, Cabot & Forbes from 1989 to 1991.


FRED N.  PRATT, JR.*, TRUSTEE, DOB:  DECEMBER 1944
Boston Financial, 101 Arch Street, Bsoton, MA 02110

      Chief Executive Officer, Chairman of the Board, Boston Financial; Vice Chairman and Member of the Executive committee, National Realty Committee; Member, World Affairs Council of Boston; Trustee, The Chestnut Hill School; Member, Advisory Committee, Massachusetts Institute of Technology, Center for Real Estate.

BLAKE EAGLE, TRUSTEE, DOB:  JUNE 1933

Massachusetts Institute of Technology, Building W31 310, Cambridge, MA 02139
      Chairman of the Center for Real Estate, Massachusetts Institute of Technology since 1994; Member of the Capital Markets Task Force for the Urban Land Institute; Associated with Frank Russell Company from June, 1971 to December, 1993, serving as President of Real Estate Consulting from 1985 to 1991; Director of Bentall Corporation (Canadian real estate firm), Cornerstone Properties, Inc. (real estate firm listed on the Frankfurt Stock Exchange) and Storage Trust Realty (real estate firm listed on the NYSE); Chairman of the Institutional Real Estate Clearinghouse ( a non-profit organization); Member of the Real Estate Advisory Committee of the New York State Teachers' Retirement Plan; Member of the Shared Investment Committee of Copley Investors Limited Partnership.

ROBERT W. BENSON, VICE PRESIDENT,  DOB:  APRIL 1947
Senior Vice President of PMC; Vice President of Pioneer Mid-Cap Fund.

WILLIAM H. KEOUGH, TREASURER,  DOB:  APRIL 1937

    Senior Vice President, Chief Financial Officer and Treasurer of PGI; Treasurer of PFD, PMC, PSC, PCC, PIC, PIntl, PMT, PGL, First Russia, Omega and Pioneer SBIC Corporation; Treasurer and Director of PPC and Treasurer of all of the Pioneer mutual funds.

JOSEPH P. BARRI, SECRETARY, DOB: AUGUST 1946

    Secretary of PGI, PMC, PPC, PIC, PIntl, PMT, First Russia, Omega and PCC; Clerk of PFD and PSC; Partner, Hale and Dorr LLP (counsel to the Fund) and Secretary of all of the Pioneer mutual funds.


ERIC W. RECKARD, ASSISTANT TREASURER, DOB:  JUNE 1956

    Manager of Fund Accounting of PMC since May 1994, Manager of Auditing, Compliance and Business Analysis for PGI prior to May 1994 and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT, ASSISTANT SECRETARY, DOB:   MARCH 1964

    General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of PMC, PIntl, PGL, First Russia, Omega and all of the Pioneer mutual funds; Assistant Clerk of PFD and PSC: and formerly of Hale and Dorr LLP (counsel to the Fund) where he most recently served as junior partner.


      The Fund's Amended and Restated Declaration of Trust (the "Declaration of Trust") provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Fund at any meeting of shareholders. See "Description of Shares" below. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

      All of the outstanding capital stock of PFD, PMC and PSC is owned, directly or indirectly, by PGI, a publicly-owned Delaware corporation. PMC, the Fund's investment adviser, serves as the investment adviser for the Pioneer mutual funds listed below and manages the investments of certain institutional accounts.

      The table below lists all the Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.

                                             Investment           Principal
Fund Name                                      Adviser           Underwriter


Pioneer World Equity Fund                        PMC                 PFD
Pioneer International Growth Fund                PMC                 PFD
Pioneer Europe Fund                              PMC                 PFD
Pioneer Emerging Markets Fund                    PMC                 PFD
Pioneer India Fund                               PMC                 PFD
Pioneer Capital Growth Fund                      PMC                 PFD
Pioneer Mid-Cap Fund                             PMC                 PFD
Pioneer Growth Shares                            PMC                 PFD
Pioneer Micro-Cap Fund                           PMC                 PFD
Pioneer Small Company Fund                       PMC                 PFD
Pioneer Gold Shares                              PMC                 PFD
Pioneer Equity-Income Fund                       PMC                 PFD
Pioneer Fund                                     PMC                 PFD
Pioneer II                                       PMC                 PFD
Pioneer Real Estate Shares                       PMC                 PFD
Pioneer Balanced Fund                            PMC                 PFD
Pioneer Short-Term Income Trust                  PMC                 PFD

Pioneer America Income Trust                     PMC                 PFD
Pioneer Bond Fund                                PMC                 PFD
Pioneer Intermediate Tax-Free Fund               PMC                 PFD
Pioneer Tax-Free Income Fund                     PMC                 PFD
Pioneer Cash Reserves Fund                       PMC                 PFD
Pioneer Interest Shares, Inc.                    PMC               Note 1
Pioneer Variable Contracts Trust                 PMC               Note 2


-----------------

Note 1 This fund is a closed-end fund.

Note 2 This is a series of eight separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.


      PMC also manages the investments of certain institutional private accounts. As of March 31, 1997, to the knowledge of the Fund, no officer or Trustee of the Fund owned 5% or more of the issued and outstanding shares of PGI, except Mr. Cogan who then owned approximately 14% of such shares. As of a date no earlier than 30 days prior to the date of this Statement of Additional Information ("SAI"), the Trustees and officers of the Fund owned in the aggregate less than 2% of the outstanding shares of the Fund and there were no shareholders of record who owned 5% or more of the Fund's outstanding voting securities, except MLPF&S For the Sole Bebefit of its Customers, Mutual Fund Administration, 4800 Deer Lake Drive East, Third Floor, Jacksonville, Florida 32246-6484, owned approximately 847,895 (26.48%) of the Class B shares of the Fund and 319,816 (33.06%) of the Class C shares of the Fund.


REMUNERATION OF TRUSTEES


      The Fund pays no salaries or compensation to any of its officers, however, the Fund pays an annual trustee's fee to each Trustee who is not affiliated with PMC, PGI, PFD or PSC consisting of two components: (a) a base fee of $500 and
(b) a variable fee, calculated on the basis of the average net assets of the Fund. In addition, the Fund pays a per meeting fee of $100 to each Trustee who is not affiliated with PMC, PGI, PFD or PSC. The Fund also pays an annual committee participation fee to trustees who serve as members of committees established to act on behalf of one or more of the Pioneer mutual funds. Committee fees are allocated to the Fund on the basis of the Fund's average net assets. Each Trustee who is a member of the Audit Committee for the Pioneer mutual funds receives an annual fee equal to 10% of the aggregate annual trustee's fee, except the Committee Chair who receive an annual trustee's fee equal to 20% of the aggregate annual trustee's fee. Members of the Pricing Committee for the Pioneer mutual funds, as well as any other committee which renders material functional services to the Board of Trustees for the Pioneer mutual funds, receive an annual fee equal to 5% of the annual trustee's fee, except the Committee Chair who receives an annual trustee's fee equal to 10% of the annual trustee's fee. Any such fees paid to affiliates or interested persons of PGI, PMC, PFD or PSC are reimbursed to the Fund under its Management Contract.

      The following table sets forth certain information with respect to the compensation of each Trustee of the Fund:

                                                       Total Compensation
                                                         from the Fund
                                        Pension or         and other
                        Aggregate       Retirement       funds in the
                      Compensation       Benefits       Pioneer Family
Trustee              From the Fund*       Accrued      of Mutual Funds**
-------              --------------       -------      -----------------
John F. Cogan, Jr.          $500             0            $11,083
David D. Tripple             500             0             11,083
Stephen G. Kasnet***         500             0                500
Blake Eagle***               303             0                303
Richard H. Egdahl, M.D.    1,015             0             59,858
Margaret B.W. Graham       1,015             0             59,858
John W. Kendrick           1,015             0             59,858
Marguerite A. Piret        1,254             0             79,842
Fred N. Pratt, Jr***         375             0                375
Stephen K. West            1,126             0             67,850
John Winthrop              1,228             0             66,442

  Totals                  $8,831                          $417,052
--------
*     As of December 31, 1996, the Fund's most recent completed fiscal year.
** For the calendar year ended December 31, 1996 for all 21 Pioneer mutual funds.

***   Mr. Pratt became a Trustee in  April, 1996; Mr. Eagle in September, 1996.


4.    ADVISORY SERVICES

THE ADVISER.

      As stated in the Prospectus, PMC, 60 State Street, Boston, Massachusetts, serves as the Fund's investment adviser. The Management Contract expires on May 31, 1997 but it is renewable annually after such date by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees, as the case may be, or a majority of the Fund's outstanding voting securities and the giving of sixty days' written notice.


      As compensation for its investment advisory and management services and expenses incurred, PMC is entitled to a management fee at the rate of 1.00% per annum of the Fund's average daily net assets. The fee is computed daily and paid monthly. Prior to October 22, 1996, PMC voluntarily agreed not to impose a portion of its management fee and to make other arrangements to the extent necessary to limit operating expenses of the Class A shares of the Fund to 1.75% of the Fund's average daily net assets; the portion of the Fund-wide expenses attributable to Class B and Class C shares were reduced only to the extent they were reduced for Class A shares. From the Fund's inception through July 17, 1995, Pioneer Winthrop Advisers ("PWA") served as investment adviser to the Fund and PMC and Winthrop Advisers Limited Partnership ("WALP") served as subadvisers to the Fund. During the period that PWA served as adviser, PWA voluntarily agreed not to impose a portion of its management fee and to make other arrangements to the extent necessary to limit the Fund's total expenses to 1.75% of the Fund's average daily net assets.

      For the periods from October 25, 1993 through June 30, 1994, July 1, 1994 through December 31, 1994 and January 1, 1995 through July 17, 1995, the Fund would have paid or accrued total management fees to PWA of $103,371, $141,284 and $142,839, respectively, but $45,812, $73,158, and $117,002, respectively, of such fees were not imposed pursuant to PWA's voluntary agreement described above. For the period from July 18, 1995 through December 31, 1995 and for the fiscal year ended December 31, 1996, the Fund would have paid or accrued total management fees to PMC of $122,260 and $428,114, respectively, but $99,216 and $145,879, respectively, of such fees were not imposed pursuant to PMC's voluntary agreement described above.


      For the periods from October 25, 1993 through June 30, 1994, July 1, 1994 through December 31, 1994 and January 1, 1995 through July 17, 1995, PWA paid or accrued total subadvisory fees to PMC and WALP approximately $34,535, $26,010 and $15,502, respectively.

      In an attempt to avoid any potential conflict with portfolio transactions for the Fund, PMC and the Fund have adopted extensive restrictions on personal securities trading by personnel of PMC and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come before those of PMC and its employees.

THE SUBADVISER.

      Boston Financial Securities, Inc. ("BFS"), 101 Arch Street, Boston, Massachusetts, serves as the Fund's subadviser. The subadvisory agreement among the Fund, PMC and BFS expires on May 31, 1997 but is renewable annually after such date by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the contract of interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees, as the case may be, or a majority of the Fund's outstanding voting securities and the giving of 60 days' written notice.


      As compensation for its subadvisory services, PMC pays BFS a subadvisory fee equal to 0.25% per annum of the Fund's average daily net assets up to $27 million and 0.50% of average daily net assets in excess of $27 million. The fee is computed daily and paid monthly. The subadvisory fee payable by PMC to BFS will be reduced proportionally to the extent that PMC, after written notice to BFS, elects to utilize a portion of the management fees paid to PMC by the Fund to make payments to third parties. BFS is a registered broker-dealer and may in the future act as a broker in connection with the sale of shares of the Fund under a selling agreement with PFD.

      As of December 31, 1996, the following individuals owned beneficially more than 10% of the outstanding common stock of BFS: Randolph G Hawthorne (11.17%), Fred N. Pratt, Jr. (12.98%), William B Haynsworth (11.24%). The address for each of these individuals is BFS, 101 Arch Street, Boston, Massachusetts 02110.


5.    UNDERWRITING AGREEMENT AND DISTRIBUTION PLANS

      The Fund and Pioneer Funds Distributor, Inc. are parties to an Underwriting Agreement. See "Principal Underwriter" below. The Trustees who were not at the time they voted interested persons of the Fund, as defined in the 1940 Act, approved the Underwriting Agreement. The Underwriting Agreement will continue from year to year if annually approved by the Trustees. The Underwriting Agreement provides that PFD will bear certain distribution expenses not borne by the Fund.

      PFD bears all expenses it incurs in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution related services performed for the Fund. PFD also pays certain expenses in connection with the distribution of the Fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears the cost of registering its shares under federal and state securities law.

      The Fund and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Underwriting Agreement, PFD will use its best efforts in rendering services to the Fund.

CLASS A PLAN

      Pursuant to the Class A Plan the Fund reimburses PFD for its expenditures in financing certain activities primarily intended to result in the sale of Class A shares. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in the Prospectus. See "Distribution Plans" in the Prospectus. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, the annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.


CLASS B PLAN


      The Class B Plan provides that the Fund will pay PFD, as the Fund's distributor for its Class B shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a selling agreement with PFD at a rate of up to 0.25% of the Fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. PFD will advance to dealers the first year's service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the thirteenth month following a purchase of Class B shares, dealers will become eligible for additional service fees or other compensation with respect to such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

      The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services with respect to the Class B shares of the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel office expenses and equipment. The Class B Plan also provides that PFD will receive all CDSCs attributable to Class B shares. (See "Distributions Plans" in the Prospectus). When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to that broker-dealer.


CLASS C PLAN


      The Class C Plan provides that the Fund will pay PFD, as the Fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a selling agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first year's service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the thirteenth month following a purchase of Class C shares, dealers will become eligible for additional service fees at a rate of up to 0.25% of the net asset value of such shares and additional compensation at a rate of up to 0.75% of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.


      The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to the Class C shares of the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. (See "Distributions Plans" in the Prospectus). When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission on such sales, PFD may cause all or a portion of the distribution fees described above to be paid to that broker-dealer.


GENERAL

      In accordance with the terms of the Plans, PFD provides to the Fund for review by the Trustees a quarterly written report of the amounts expended under the respective Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

      No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the Fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.

      The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act (none of whom had or have any direct or indirect financial interest in the operation of the Plans), cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the Fund and their current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Class or Classes affected thereby, and material amendments of the Plans must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of "a majority of the outstanding voting securities" of the respective Class of the Fund (as defined in the 1940 Act). A Plan will automatically terminate in the event of its "assignment" (as defined in the 1940
Act).

      During the period October 25, 1993 through June 30, 1994, the Fund did not incur any distribution fees pursuant to the Class A Plan. The Fund commenced accruing distribution and service fees under the Class A Plan on July 1, 1994. For the periods July 1, 1994 through December 31, 1994 and January 1, 1995 through December 31, 1995, the Fund incurred total Class A distribution fees of $35,321 and $61,755, respectively.

During the fiscal year ended December 31,1996, the Fund incurred total distribution fees pursuant to the Fund's Class A Plan, Class B Plan, and Class C Plan, respectively, as follows: $79,357, $50,464 and $13,398. The distribution fees were paid by the Fund to PFD in reimbursement of expenses related to servicing of shareholder accounts and to compensating dealers and sales personnel.

        Redemptions of each class of shares may be subject to a CDSC. A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within 6 years of purchase are subject to a CDSC at declining rates beginning at 4% based on the lower of the cost or market value of the shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. During the fiscal year ended December 31, 1996, CDSCs, in the amount of approximately $677 were paid to PFD.

6. SHAREHOLDER SERVICING/TRANSFER AGENT

        The Fund has contracted with PSC, 60 State Street, Boston, Massachusetts, to act as shareholder servicing agent and transfer agent for the Fund. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees, as the case may be, or a majority of the Fund's outstanding voting securities and the giving of ninety days' written notice.

        Under the terms of its contract with the Fund, PSC will service shareholder accounts, and its duties will include: (i) processing sales, redemptions and exchanges of shares of the Fund; (ii) distributing dividends and capital gains associated with Fund portfolio accounts; and (iii) maintaining account records and responding to routine shareholder inquiries.


        PSC receives from the Fund an annual fee of $22.75 for each Class A, Class B and Class C shareholder account as compensation for the services described above. This fee is set at an amount determined by vote of a majority of the Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies. The Fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the Fund would be in lieu of the per account fee which would otherwise be paid by the Fund to PSC.


7.    CUSTODIAN


      Brown Brothers Harriman & Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities in the U.S. as well as in foreign countries, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The Custodian fulfills its function in foreign countries through a network of subcustodian banks located in the foreign countries (the "Subcustodians").

      The Custodian does not determine the investment policies of the Fund or decide which securities it will buy or sell. The Fund may invest in securities issued by the Custodian, deposit cash in the Custodian and deal with the Custodian as a principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company in the U.S. or in recognized central depositories in foreign countries.


8.    PRINCIPAL UNDERWRITER


      Pioneer Funds Distributor, Inc., 60 State Street, Boston, Massachusetts, serves as the principal underwriter for the Fund in connection with the continuous offering of its shares. The Fund will not generally issue Fund shares for consideration other than cash. At the Fund's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities pursuant to a purchase of assets, merger or reorganization.

        The redemption price of shares of beneficial interest of the Fund may, at PMC's discretion, be paid in cash or portfolio securities. The Fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the Fund's net asset value. A shareholder whose shares are redeemed in-kind may incur brokerage charges in selling the securities received in-kind. The selection of such securities will be made in such manner as the Board deems fair and reasonable.


      During the periods from October 25, 1993 through June 30, 1994, July 1, 1994 through December 31, 1994 and January 1, 1995 through December 31, 1995, net underwriting commissions earned by PFD in connection with its offering of Fund shares were approximately $66,304, $27,497 and $29,767. For the same periods, commissions reallowed to dealers by PFD were approximately $1,124,000, $186,213 and $187,036, respectively. During the fiscal year ended December 31, 1996, net underwriting commissions retained by PFD in connection with its offering of Fund shares were approximately $61,469. Commissions reallowed to dealers by PFD were approximately $1,142,385. See "Underwriting Agreement and Distribution Plan" above for a description of the terms of the Underwriting Agreement with PFD.


9.      INDEPENDENT PUBLIC ACCOUNTANTS


        Arthur Andersen LLP, 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's independent public accountant, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the Commission.


10.     PORTFOLIO TRANSACTIONS


        All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by PMC pursuant to authority contained in the Management Contract with PMC. In selecting brokers or dealers, PMC considers other factors relating to best execution, including, but not limited to, the size and type of the transaction; the nature and character of the markets of the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Most transactions in foreign equity securities are executed by broker-dealers in foreign countries in which commission rates are fixed and, therefore, are not negotiable (as such rates are in the U.S) and are generally higher than in the United States.


      PMC may select dealers which provide brokerage and/or research services to the Fund and/or other investment companies or accounts managed by PMC. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). PMC maintains a listing of dealers who provide such services on a regular basis. However, because many transactions on behalf of the Fund and other investment companies or accounts managed by PMC are placed with dealers (including dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Management believes that no exact dollar value can be calculated for such services.

      The research received from dealers may be useful to PMC in rendering investment management services to the Fund as well as to other investment companies or accounts managed by PMC, although not all of such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to PMC in carrying out their obligations to the Fund. The receipt of such research has not reduced PMC's normal independent research activities; however, it enables PMC to avoid the additional expenses which might otherwise be incurred if they were to attempt to develop comparable information through its own staffs.


      In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by PMC. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund. In addition, if PMC determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker in an amount greater than the amount another firm may charge.

      The Trustees periodically review PMC's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

      In addition to serving as investment subadviser to the Fund, PMC acts as investment adviser to other mutual funds in the Pioneer group and private accounts with investment objectives similar to those of the Fund. As such, securities may meet investment objectives of the Fund, such other funds and such private accounts. In such cases, the decision to recommend to purchase for one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry or country and the availability of investment funds in each fund or account.

      It is possible that, at times, identical securities will be held by more than one fund and/or account. However, the position of any fund or account in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that the Fund, another Pioneer mutual fund or a private account managed by PMC seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if PMC decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one account, the resulting participation in volume transactions could produce better executions for the Fund or other account. In the event that more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each.


      During the periods from October 25, 1993 through June 30, 1994, July 1, 1994 through December 31, 1994 and January 1, 1995 through December 31, 1995, the Fund paid or accrued aggregate brokerage and underwriting commissions of approximately $170,534, $213,710 and $18,000, respectively. During the fiscal period ended December 31, 1996, the Fund paid or accrued aggregate brokerage and underwriting commissions of approximately $224,000.


11.   TAX STATUS

      It is the Fund's policy to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. These requirements relate to the sources of the Fund's income, the diversification of its assets and the distribution of its income to shareholders. If the Fund meets all such requirements and distributes to its shareholders, in accordance with the Code's timing requirements, all investment company taxable income and net capital gain, if any, which it earns, the Fund will be relieved of the necessity of paying federal income tax.

      In order to qualify as a regulated investment company under Subchapter M, the Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options and futures contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"), limit its gains from the sale of stock, securities and certain other positions held for less than three months to less than 30% of its annual gross income (the "30% test") and satisfy certain annual distribution and quarterly diversification requirements. For purposes of the 90% income test, income the Fund earns from equity interests in certain entities that are not treated as corporations (e.g., are treated as partnerships or trusts) for U.S. tax purposes will generally have the same character for the Fund as in the hands of such entities; consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. Similarly, the Fund may need to limit its holdings of and income from any direct ownership interests that it may acquire in real estate in order to seek to ensure satisfaction of the 90% income test.

      Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, are taxable as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss, if any, whether received in cash or reinvested in additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. The federal income tax status of all distributions will be reported to shareholders annually.

      Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

      Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any transactions in foreign currency that are not directly related to the Fund's investments in stock or securities (or its options or futures contracts with respect to stock or securities) may need to be limited in order to enable the Fund to satisfy the limitations described in the second paragraph above that are applicable to the income or gains recognized by a regulated investment company. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

      If the Fund acquires any equity interest (under proposed regulations, generally including not only stock but also an option to acquire stock) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

      The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

      If the Fund invests in certain pay-in-kind securities ("PIKs"), zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

      For federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and therefore are not expected to be distributed as such to shareholders. As of the end of its most recent taxable year, the Fund had no capital loss carryforwards.

      At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

      Redemptions and exchanges are taxable events. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

      In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment at net asset value pursuant to the reinvestment privilege, the sales charge paid on such shares is not included in their tax basis under the Code, and (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments.

      Options written or purchased and futures contracts entered into by the Fund on certain securities or indices may cause the Fund to recognize gains or losses from marking-to-market at the end of its taxable year even though such options may not have lapsed, been closed out, or exercised or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization as long-term or short-term of some capital gains and losses realized by the Fund. Losses on certain options or futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts and straddles may affect the amount, timing and character of the Fund's income and losses and hence of its distributions to shareholders.

      For purposes of the 70% dividends-received deduction generally available to corporations under the Code, dividends received by the Fund from U.S. domestic corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) held in an unleveraged position and distributed and designated by the Fund may be treated as qualifying dividends. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire Fund shares, they may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

      The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

      Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

      A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

      Federal law requires that the Fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain dividends and the proceeds of redemptions (including exchanges) and repurchases to shareholders who have not complied with Internal Revenue Service ("IRS") regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

      If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

      The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e. U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% non-resident alien U.S. withholding tax (or non-resident alien withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

12.   DESCRIPTION OF SHARES

      The Fund's Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the Fund consists of only one series. The Trustees may, however, establish additional series of shares in the future, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

      Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees.

      The series of the Fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series or classes of the Fund vote together as a class on matters that affect all series or classes of the Fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Fund's Declaration of Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by the Fund, except as stated below.

13.   CERTAIN LIABILITIES

      As a Delaware business trust, the Fund's operations are governed by its Agreement and Declaration of Trust dated March 10, 1995, a copy of which has been filed with the Fund's registration statement.

      Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Fund's Agreement and Declaration of Trust expressly provides that the Fund has been organized under the Delaware Act and that the Agreement and Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as the Fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the trust's shareholders could be subject to personal liability.

      To guard against this risk, the Agreement and Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Fund or its Trustees, (ii) provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund and (iii) provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a Fund shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Fund's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

      The Agreement and Declaration of Trust further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Agreement and Declaration of Trust does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

14.   DETERMINATION OF NET ASSET VALUE


      The net asset value per share of each class of the Fund is determined as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day on which the New York Stock Exchange (the "Exchange") is open for regular trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high so that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The Fund is not required to determine its net asset value per share on any day in which no purchase orders for the shares of the Fund are received and no shares are tendered for redemption.


      The net asset value per share of each class of the Fund is computed by taking the value of all of the class's assets, less its liabilities, and dividing it by the number of outstanding shares for that class. Expenses of the Fund are accrued daily. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (including those the trading of which has been suspended) will be valued at fair value as determined in good faith by the Board of Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board. The maximum offering price per Class A share is the net asset value per Class A share, plus the maximum sales charge. Class B and Class C are offered at net asset value without the imposition of an initial sales charge, but are subject to a CDSC. See "Fund Share Alternatives" in the Prospectus.

15.   SYSTEMATIC WITHDRAWAL PLAN


      The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares of the Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit with PSC shares of the Fund having a total value of not less than $10,000. Periodic checks of $50 or more will be deposited, monthly or quarterly, directly into a bank account designated by the applicant, or will be sent to the applicant, or any person designated by him. Withdrawals from Class B and Class C share accounts are limited as described in "Systematic Withdrawal Plan" in the Prospectus. A designation of a third party to receive checks requires an acceptable signature guarantee. See "Waiver or Reduction of Contingent Deferred Sales Charge" in the Prospectus.

Designation of another person to receive the checks subsequent to opening an account must be accompanied by a signature guarantee.


      Any income dividends or capital gains distributions on shares under the Systematic Withdrawal Plan will be credited to the Plan account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.


      SWP payments are made from the proceeds of the redemption of shares deposited under the Plan in a Plan account. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the Plan account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the Plan account. Redemptions are taxable transactions to shareholders. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her investment.

      The SWP Plan may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the Plan have been redeemed.

16.   LETTER OF INTENT (CLASS A SHARES ONLY)

      A Letter of Intent (a "Letter") may be established by completing the Letter of Intent section of the Account Application. When you sign the Account Application, you agree to irrevocably appoint PSC your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. A Letter of Intent is not a binding obligation upon the investor to purchase, or the Fund to sell, the full amount indicated.

      If the total purchases, less redemptions, exceed the amount specified under the Letter of Intent and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the Letter of Intent to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the Letter of Intent.

      If the total purchases, less redemptions, are less than the amount specified under the Letter of Intent, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the Letter of Intent section of the Account Application. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PSC, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess. See "How to Purchase Fund Shares - Letter of Intent" in the Prospectus for more information.

17.   INVESTMENT RESULTS

      One of the primary methods used to measure the Fund's performance is "total return." "Total return" will normally represent the percentage change in value of an account, or of a hypothetical investment in the Fund, over any period up to the lifetime of the Fund. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result.


      The Fund's yield quotations and average annual total return quotations as they may appear in the Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the SEC.


      With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the Fund accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, the Fund may elect (i) to amortize the discount or premium remaining on a security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the remaining discount or premium on a security.

      Standardized Average Annual Total Return Quotations. Average annual total return quotations for each class of Fund shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                  n
            P(1+T)   =  ERV


Where:      P     =     a hypothetical initial payment of $1000, less the
                        maximum sales load of 5.75% for Class A shares or the deduction of any CDSC applicable to Class B or C shares as of the end of the period.

            T     =     average annual total return

            n     =     number of years

            ERV   =     ending redeemable value of the hypothetical $1000
                        initial payment made at the beginning of the designated period (or fractional portion thereof)


      For purposes of the above computation, all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.


      In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the Fund's mean account size.


               The average annual total return for shares of the Fund for the fiscal year ended December 31, 1996 were:

                   1 Year    5 Years    10 Years    Since Inception *
                   ------    -------    --------    -----------------
Class A Shares     28.64%     N/A        N/A           10.88%
Class B Shares     N/A        N/A        N/A           30.81
Class C Shares     N/A        N/A        N/A           33.76

-----------

* For Class A shares, inception was October 25, 1993. For Class B and Class C shares inception was January 31, 1996. Total return would have been reduced if no effect were given to the expense limitation previously in place.

      Other Quotations, Comparisons, and General Information. From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of the Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to stock or other relevant indices. For example, the Fund's total return may be compared to averages or rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors mutual fund performance; the Standard & Poor's 500 Stock Index ("S&P 500"), an unmanaged index of common stocks; or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the Exchange.

      In addition, the performance of the Fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumer's Digest, Consumer's Report, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Lipper Real Estate Funds Average, Money Magazine, NAREIT All Reit Index, NAREIT Equity Reit Index, the New York Times, RUSSELL-NACRIEF Index, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal, Wilshire Real Estate Securities Trust and Worth may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Systems, CDA/Wiesenberger Investment Companies Service, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre & Co., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management, Towers Data Systems and Weisenberger Investment Companies Service.


      In addition, from time to time, quotations from articles from financial publications, such as those listed above, may be used in advertisements, in sales literature or in reports to shareholders of the Fund.

AUTOMATED INFORMATION LINE

      FactFone(SM), Pioneer's 24-hour automated information line, allows shareholders to dial toll-free 1-800-225-4321 and hear recorded fund information, including:

    [bullet] net asset value prices for all Pioneer mutual funds;

    [bullet] annualized 30-day yields on Pioneer's bond funds;

    [bullet] annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and

    [bullet] dividends and capital gains distributions on all Pioneer mutual funds.

Yields are calculated in accordance with standard formulas mandated by the SEC.

      In addition, by using a personal identification number ("PIN"), shareholders may enter purchases, exchanges and redemptions, access their account balance and last three transactions and may order a duplicate statement. See "FactFone(SM)" in the Prospectus for more information


      All performance numbers communicated through FactFone(SM) represent past performance; figures for all quoted bond funds include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B and Class C shares (except for Pioneer Cash Reserves Fund, which seeks a stable $1.00 share price) will also vary, and they may be worth more or less at redemption than their original cost.


18.   FINANCIAL STATEMENTS


      The Fund's audited financial statements for the fiscal year ended December 31, 1996 are included in the Fund's 1996 Annual Report to Shareholders which is hereby incorporated by reference into this Statement of Additional Information and attached hereto in reliance upon the report of Arthur Andersen LLP, independent public accountants, as experts in accounting and auditing.

                            PIONEER REAL ESTATE SHARES

                                  CLASS A SHARES
                                  --------------


                                                          Net
                                                         Asset
                                                         Value     Initial
           Initial   Offering  Sales Charge    Shares     Per     Net Asset
  Date   Investment   Price      Included    Purchased   Share      Value
  ----   ----------  --------  ------------  ---------   -----    ---------
10/25/93  $10,000  $13.2600      5.75%        754.148   $12.5000   $9,425

                      Dividends and Capital Gains Reinvested

                                  VALUE OF SHARES


                                 From Cap.      From
                       From        Gains      Dividends
     Date         Investment     Reinvested   Reinvested  Total Value
     ----         ----------     ----------   ----------  -----------
    12/31/93          $9,012           $0           $55        $9,067
    12/31/94          $8,583           $20         $485        $9,088
    12/31/95          $9,065           $23        $1,100      $10,188
    12/31/96          $11,704         $369        $1,829      $13,902

                            PIONEER REAL ESTATE SHARES
                            --------------------------
                                  CLASS B SHARES
                                  --------------

                                                          Net
                                                         Asset
                                                         Value     Initial
           Initial   Offering  Sales Charge    Shares     Per     Net Asset
  Date   Investment   Price      Included    Purchased   Share      Value
  ----   ----------  --------  ------------  ---------   -----    ---------
01/31/96  $10,000    $12.0900      0.00%      827.130   $12.9000  $10,000

                      Dividends and Capital Gains Reinvested

                                  VALUE OF SHARES

                         From Cap.      From
            From          Gains      Dividends      CDSC If   Total Value  CDSC
  Date     Investment   Reinvested   Reinvested    Redeemed  If Redeemed    %
  ----     ----------   ----------   ----------    --------  -----------  -----
12/31/96     $12,780       $330         $372        $400      $13,082     4.00%

                            PIONEER REAL ESTATE SHARES
                            --------------------------
                                  CLASS C SHARES
                                  --------------

                                                          Net
                                                         Asset
                                                         Value     Initial
           Initial   Offering  Sales Charge    Shares     Per     Net Asset
  Date   Investment   Price      Included    Purchased   Share      Value
  ----   ----------  --------  ------------  ---------   -----    ---------
01/31/96  $10,000    $12.0900      0.00%      827.130   $12.9000  $10,000

                      Dividends and Capital Gains Reinvested
                      --------------------------------------
                                  VALUE OF SHARES
                                  ---------------

                         From Cap.      From
            From          Gains      Dividends      CDSC If   Total Value  CDSC
  Date     Investment   Reinvested   Reinvested    Redeemed  If Redeemed    %
  ----     ----------   ----------   ----------    --------  -----------  -----
12/31/96    $12,787       $330          $359        $100      $13,376     1.00%

                                   APPENDIX A

                          Description of Bond Ratings(1)

                        Moody's Investor's Service, Inc.(2)

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat bigger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

---------------------------------------------
(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this Prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year-end.

(2) Rates bonds of issuers which have $600,000 or more of debt, except bonds of educational institutions, projects under construction, enterprises without established earnings records and situations where current financial data is unavailable.

                        Standard & Poor's Ratings Group(3)

AAA: Bonds rated AAA are highest grade obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

-------------------------------------------------
(3) Rates all governmental bodies having $1,000,000 or more of debt outstanding, unless adequate information is not available.

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

The following securities indices are well-known, unmanaged measures of market performance. Advertisements and sales literature for the Fund may refer to these indices or may present comparisons between the performance of the Fund and one or more of the indices. Other indices may be used, if appropriate. The indices are not available for direct investment. The data presented is not meant to be indicative of the performance of the Fund, reflects past performance and does not guarantee future results.

S&P 500

This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P Composite Index includes 500 of the largest stocks (in terms of stock market value) in the United States; prior to March 1957 it consisted of 90 of the largest stocks.

DOW JONES INDUSTRIAL AVERAGE

This is a total return index based on the performance of 30 blue chip stocks.

U.S. SMALL STOCK INDEX

This index is a market value weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION

The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES

The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

LONG-TERM U.S. GOVERNMENT BONDS

The total returns on long-term government bonds from 1977 to 1991 are constructed with data from The Wall Street Journal. Over 1926-1976, data are obtained from the Government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used, and whose returns did not reflect potential tax benefits, impaired negotiability, or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed. Total returns for 1977-1991 are calculated as the change in the flat price or and-interest price.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS

Total returns of the intermediate-term government bonds for 1977-1991 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934-1986 are obtained from the CRSP Government Bond File.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than 5 years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934-1942, almost all bonds with maturities near 5 years were partially or full tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926-1933, there are few bonds suitable for construction of a series with a 5-year maturity. For this period, five year bond yield estimates are used.

MSCI

Morgan Stanley Capital International Indices, developed by the Capital International S.A., are based on share prices of some 1470 companies listed on the stock exchanges around the world.

Countries in the MSCI EAFE Portfolio are:

Australia; Austria; Belgium; Denmark; Finland; France; Germany; Hong Kong; Italy; Japan; Netherlands; N. Zealand; Norway; Singapore/Malaysia; Spain; Sweden; Switzerland; United Kingdom.


Countries in the MSCI EMERGING MARKET FREE INDEX are: Argentina, Brazil, Chile, China, Czech Republic, Colombia, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea Free (at 50%), Malaysia, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela Free

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

6 MONTH CDs
Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS

For 1969-1991, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. Since most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

Over 1926-1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946-1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon for 1969-1991. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Randolph W. Westerfield, Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

U.S. (30 DAY) TREASURY BILLS

For the U.S. Treasury bill index, data from The Wall Street Journal are used for 1977-1991; the CRSP U.S. Government Bond File is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NAREIT-EQUITY INDEX

All of the data is based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMSE and the NASDAQ. The data is market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 Newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighing at the beginning of the period. Only those REITs listed for the entire period are

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

RUSSELL 2000 SMALL STOCK INDEX

Index of the 2,000 smallest stocks in the Russell 3000 Index (TM); the smallest company has a market capitalization of approximately $13 million. The Russell 3000 is comprised of the 3,000 largest US companies as determined by market capitalization representing approximately 98% of the US equity market. The largest company in the index has a market capitalization of $67 billion. The Russell Indexes (TM) are reconstituted annually as of June 1st, based on May 31 market capitalization rankings.

WILSHIRE REAL ESTATE SECURITIES INDEX

The Wilshire Real Estate Securities Index is a market capitalization-weighted index which measures the performance of more than 85 securities.

The index contains performance data on five major categories of property; office, retail, industrial, apartment and miscellaneous. Additionally, the Index has real estate portfolio encumbered by 16% third party mortgages. The companies in the WRESEC are 79% equity and hybrid REIT's and 21% real estate operating companies. The capitalization is 47% NYSE, 33% AMEX and 20% OTC."

STANDARD & POOR'S MIDCAP 400 INDEX

The Standard and Poor's MidCap 400 Index is a market-value-weighted index. The performance data for the MidCap 400 Index were calculated by taking the stocks presently in the MidCap 400 Index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the MidCap 400 Index five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

The S&P MidCap 400 Index and the S&P 500 together represent approximately 85% of the total market capitalization of stocks traded in the United States.


LIPPER BALANCED FUNDS INDEX

Equally-weighted performance indices, adjusted for capital gains distributions and income dividends of approximately 30 of the largest funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

BANK SAVINGS ACCOUNT

Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963-1987 and The Wall Street Journal for the years 1988-1994.

Source: Ibbotson Associates

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

          S&P 500       Dow      U.S. Small                  S&P/     S&P/
                       Jones       Stock         U.S.       BARRA    BARRA
                    Industrials    Index      Inflation    Growth    Value
--------------------------------------------------------------------------------

Dec 1928   43.61       55.38       39.69       -0.97         N/A      N/A
Dec 1929   -8.42      -13.64      -51.36        0.20         N/A      N/A
Dec 1930  -24.90      -30.22      -38.15       -6.03         N/A      N/A
Dec 1931  -43.34      -49.03      -49.75       -9.52         N/A      N/A
Dec 1932   -8.19      -16.88       -5.39      -10.30         N/A      N/A
Dec 1933   53.99       73.71      142.87        0.51         N/A      N/A
Dec 1934   -1.44        8.07       24.22        2.03         N/A      N/A
Dec 1935   47.67       43.77       40.19        2.99         N/A      N/A
Dec 1936   33.92       30.23       64.80        1.21         N/A      N/A
Dec 1937  -35.03      -28.88      -58.01        3.10         N/A      N/A
Dec 1938   31.12       33.16       32.80       -2.78         N/A      N/A
Dec 1939   -0.41        1.31        0.35       -0.48         N/A      N/A
Dec 1940   -9.78       -7.96       -5.16        0.96         N/A      N/A
Dec 1941  -11.59       -9.88       -9.00        9.72         N/A      N/A
Dec 1942   20.34       14.12       44.51        9.29         N/A      N/A
Dec 1943   25.90       19.06       88.37        3.16         N/A      N/A
Dec 1944   19.75       17.19       53.72        2.11         N/A      N/A
Dec 1945   36.44       31.60       73.61        2.25         N/A      N/A
Dec 1946   -8.07       -4.40      -11.63       18.16         N/A      N/A
Dec 1947    5.71        7.61        0.92        9.01         N/A      N/A
Dec 1948    5.50        4.27       -2.11        2.71         N/A      N/A
Dec 1949   18.79       20.92       19.75       -1.80         N/A      N/A
Dec 1950   31.71       26.40       38.75        5.79         N/A      N/A
Dec 1951   24.02       21.77        7.80        5.87         N/A      N/A
Dec 1952   18.37       14.58        3.03        0.88         N/A      N/A
Dec 1953   -0.99        2.02       -6.49        0.62         N/A      N/A
Dec 1954   52.62       51.25       60.58       -0.50         N/A      N/A
Dec 1955   31.56       26.58       20.44        0.37         N/A      N/A
Dec 1956    6.56        7.10        4.28        2.86         N/A      N/A
Dec 1957  -10.78       -8.63      -14.57        3.02         N/A      N/A
Dec 1958   43.36       39.31       64.89        1.76         N/A      N/A
Dec 1959   11.96       20.21       16.40        1.50         N/A      N/A
Dec 1960    0.47       -6.14       -3.29        1.48         N/A      N/A
Dec 1961   26.89       22.60       32.09        0.67         N/A      N/A
Dec 1962   -8.73       -7.43      -11.90        1.22         N/A      N/A
Dec 1963   22.80       20.83       23.57        1.65         N/A      N/A
Dec 1964   16.48       18.85       23.52        1.19         N/A      N/A
Dec 1965   12.45       14.39       41.75        1.92         N/A      N/A
Dec 1966  -10.06      -15.78       -7.01        3.35         N/A      N/A
Dec 1967   23.98       19.16       83.57        3.04         N/A      N/A
Dec 1968   11.06        7.93       35.97        4.72         N/A      N/A

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

          S&P 500       Dow      U.S. Small                  S&P/     S&P/
                       Jones       Stock         U.S.       BARRA    BARRA
                    Industrials    Index      Inflation    Growth    Value
--------------------------------------------------------------------------------

Dec 1969   -8.50      -11.78      -25.05        6.11        N/A      N/A
Dec 1970    4.01        9.21      -17.43        5.49        N/A      N/A
Dec 1971   14.31        9.83       16.50        3.36        N/A      N/A
Dec 1972   18.98       18.48        4.43        3.41        N/A      N/A
Dec 1973  -14.66      -13.28      -30.90        8.80        N/A      N/A
Dec 1974  -26.47      -23.58      -19.95       12.20        N/A      N/A
Dec 1975   37.20       44.75       52.82        7.01       31.72    43.38
Dec 1976   23.84       22.82       57.38        4.81       13.84    34.93
Dec 1977   -7.18      -12.84       25.38        6.77      -11.82    -2.57
Dec 1978    6.56        2.79       23.46        9.03        6.78     6.16
Dec 1979   18.44       10.55       43.46       13.31       15.72    21.16
Dec 1980   32.42       22.17       39.88       12.40       39.40    23.59
Dec 1981   -4.91       -3.57       13.88        8.94       -9.81     0.02
Dec 1982   21.41       27.11       28.01        3.87       22.03    21.04
Dec 1983   22.51       25.97       39.67        3.80       16.24    28.89
Dec 1984    6.27        1.31       -6.67        3.95        2.33    10.52
Dec 1985   32.16       33.55       24.66        3.77       33.31    29.68
Dec 1986   18.47       27.10        6.85        1.13       14.50    21.67
Dec 1987    5.23        5.48       -9.30        4.41        6.50     3.68
Dec 1988   16.81       16.14       22.87        4.42       11.95    21.67
Dec 1989   31.49       32.19       10.18        4.65       36.40    26.13
Dec 1990   -3.17       -0.56      -21.56        6.11        0.20    -6.85
Dec 1991   30.55       24.19       44.63        3.06       38.37    22.56
Dec 1992    7.67        7.41       23.35        2.90        5.07    10.53
Dec 1993    9.99       16.94       20.98        2.75        1.68    18.60
Dec 1994    1.31        5.06        3.11        2.78        3.13    -0.64
Dec 1995   37.43       36.84       34.46        2.74       38.13    36.99


Dec 1996   23.07       28.84       17.62        3.58       23.96    21.99

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                         Intermediate-     MSCI               Long-
          Long-Term        Term U.S.       EAFE -      6     Term U.S.    U.S.
          U.S. Gov't      Government       Net of    MONTH   Corporate  (30 Day)
            Bonds           Bonds          Taxes      CDs      Bonds     T-Bill
--------------------------------------------------------------------------------

Dec 1925     N/A              N/A           N/A       N/A      N/A      N/A
Dec 1926     7.77             5.38          N/A       N/A      7.37     3.27
Dec 1927     8.93             4.52          N/A       N/A      7.44     3.12
Dec 1928     0.1              0.92          N/A       N/A      2.84     3.56
Dec 1929     3.42             6.01          N/A       N/A      3.27     4.75
Dec 1930     4.66             6.72          N/A       N/A      7.98     2.41
Dec 1931    -5.31            -2.32          N/A       N/A     -1.85     1.07
Dec 1932    16.84             8.81          N/A       N/A     10.82     0.96
Dec 1933    -0.07             1.83          N/A       N/A     10.38     0.30
Dec 1934    10.03             9.00          N/A       N/A     13.84     0.16
Dec 1935     4.98             7.01          N/A       N/A      9.61     0.17
Dec 1936     7.52             3.06          N/A       N/A      6.74     0.18
Dec 1937     0.23             1.56          N/A       N/A      2.75     0.31
Dec 1938     5.53             6.23          N/A       N/A      6.13    -0.02
Dec 1939     5.94             4.52          N/A       N/A      3.97     0.02
Dec 1940     6.09             2.96          N/A       N/A      3.39     0.00
Dec 1941     0.93             0.50          N/A       N/A      2.73     0.06
Dec 1942     3.22             1.94          N/A       N/A      2.60     0.27
Dec 1943     2.08             2.81          N/A       N/A      2.83     0.35
Dec 1944     2.81             1.80          N/A       N/A      4.73     0.33
Dec 1945    10.73             2.22          N/A       N/A      4.08     0.33
Dec 1946    -0.10             1.00          N/A       N/A      1.72     0.35
Dec 1947    -2.62             0.91          N/A       N/A     -2.34     0.50
Dec 1948     3.40             1.85          N/A       N/A      4.14     0.81
Dec 1949     6.45             2.32          N/A       N/A      3.31     1.10
Dec 1950     0.06             0.70          N/A       N/A      2.12     1.20
Dec 1951    -3.93             0.36          N/A       N/A     -2.69     1.49
Dec 1952     1.16             1.63          N/A       N/A      3.52     1.66
Dec 1953     3.64             3.23          N/A       N/A      3.41     1.82
Dec 1954     7.19             2.68          N/A       N/A      5.39     0.86
Dec 1955    -1.29            -0.65          N/A       N/A      0.48     1.57
Dec 1956    -5.59            -0.42          N/A       N/A     -6.81     2.46
Dec 1957     7.46             7.84          N/A       N/A      8.71     3.14
Dec 1958    -6.09            -1.29          N/A       N/A     -2.22     1.54
Dec 1959    -2.26            -0.39          N/A       N/A     -0.97     2.95
Dec 1960    13.78            11.76          N/A       N/A      9.07     2.66
Dec 1961     0.97             1.85          N/A       N/A      4.82     2.13
Dec 1962     6.89             5.56          N/A       N/A      7.95     2.73
Dec 1963     1.21             1.64          N/A       N/A      2.19     3.12
Dec 1964     3.51             4.04          N/A      4.18      4.77     3.54
Dec 1965     0.71             1.02          N/A      4.68     -0.46     3.93

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                         Intermediate      MSCI               Long-
          Long-Term       -Term U.S.       EAFE -     6     Term U.S.    U.S.
          U.S. Gov't      Government      Net of    MONTH   Corporate  (30 Day)
            Bonds           Bonds          Taxes      CDs      Bonds    T-Bill
--------------------------------------------------------------------------------

Dec 1966     3.65           4.69            N/A       5.75     0.20       4.76
Dec 1967    -9.18           1.01            N/A       5.48    -4.95       4.21
Dec 1968    -0.26           4.54            N/A       6.44     2.57       5.21
Dec 1969    -5.07          -0.74            N/A       8.71    -8.09       6.58
Dec 1970    12.11          16.86          -11.66      7.06    18.37       6.52
Dec 1971    13.23           8.72           29.59      5.36    11.01       4.39
Dec 1972     5.69           5.16           36.35      5.38     7.26       3.84
Dec 1973    -1.11           4.61          -14.92      8.60     1.14       6.93
Dec 1974     4.35           5.69          -23.16     10.20    -3.06       8.00
Dec 1975     9.20           7.83           35.39      6.51    14.64       5.80
Dec 1976    16.75          12.87            2.54      5.22    18.65       5.08
Dec 1977    -0.69           1.41           18.06      6.12     1.71       5.12
Dec 1978    -1.18           3.49           32.62     10.21    -0.07       7.18
Dec 1979    -1.23           4.09            4.75     11.90    -4.18      10.38
Dec 1980    -3.95           3.91           22.58     12.33    -2.76      11.24
Dec 1981     1.86           9.45           -2.28     15.50    -1.24      14.71
Dec 1982    40.36          29.1            -1.86     12.18    42.56      10.54
Dec 1983     0.65           7.41           23.69      9.65     6.26       8.80
Dec 1984    15.48          14.02            7.38     10.65    16.86       9.85
Dec 1985    30.97          20.33           56.16      7.82    30.09       7.72
Dec 1986    24.53          15.14           69.44      6.30    19.85       6.16
Dec 1987    -2.71           2.90           24.63      6.58    -0.27       5.47
Dec 1988     9.67           6.10           28.27      8.15    10.70       6.35
Dec 1989    18.11          13.29           10.54      8.27    16.23       8.37
Dec 1990     6.18           9.73          -23.45      7.85     6.78       7.81
Dec 1991    19.3           15.46           12.13      4.95    19.89       5.60
Dec 1992     8.05           7.19          -12.17      3.27     9.39       3.51
Dec 1993    18.24          11.24           32.56      2.88    13.19       2.90
Dec 1994    -7.77          -5.14            7.78      5.40    -5.76       3.90
Dec 1995    31.67          16.8            11.21      5.21    26.39       5.60

Dec 1996    -0.93           2.10            6.05      5.21     1.40       5.21

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                             RUSSELL                                      LIPPER      MSCI EMERGING
                              2000       WILSHIRE REAL    S&P MIDCAP     BALANCED     MARKETS FREE         BANK
              NAREIT-EQUITY   INDEX         ESTATE           400           FUND           INDEX       SAVINGS ACCOUNT
                                          SECURITIES        INDEX          INDEX
-----------------------------------------------------------------------------------------------------------------------
Dec 1925          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1926          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1927          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1928          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1929          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1930          N/A          N/A           N/A             N/A            N/A            N/A             5.30
Dec 1931          N/A          N/A           N/A             N/A            N/A            N/A             5.10
Dec 1932          N/A          N/A           N/A             N/A            N/A            N/A             4.10
Dec 1933          N/A          N/A           N/A             N/A            N/A            N/A             3.40
Dec 1934          N/A          N/A           N/A             N/A            N/A            N/A             3.50
Dec 1935          N/A          N/A           N/A             N/A            N/A            N/A             3.10
Dec 1936          N/A          N/A           N/A             N/A            N/A            N/A             3.20
Dec 1937          N/A          N/A           N/A             N/A            N/A            N/A             3.50
Dec 1938          N/A          N/A           N/A             N/A            N/A            N/A             3.50
Dec 1939          N/A          N/A           N/A             N/A            N/A            N/A             3.40
Dec 1940          N/A          N/A           N/A             N/A            N/A            N/A             3.30
Dec 1941          N/A          N/A           N/A             N/A            N/A            N/A             3.10
Dec 1942          N/A          N/A           N/A             N/A            N/A            N/A             3.00
Dec 1943          N/A          N/A           N/A             N/A            N/A            N/A             2.90
Dec 1944          N/A          N/A           N/A             N/A            N/A            N/A             2.80
Dec 1945          N/A          N/A           N/A             N/A            N/A            N/A             2.50
Dec 1946          N/A          N/A           N/A             N/A            N/A            N/A             2.20
Dec 1947          N/A          N/A           N/A             N/A            N/A            N/A             2.30
Dec 1948          N/A          N/A           N/A             N/A            N/A            N/A             2.30
Dec 1949          N/A          N/A           N/A             N/A            N/A            N/A             2.40
Dec 1950          N/A          N/A           N/A             N/A            N/A            N/A             2.50
Dec 1951          N/A          N/A           N/A             N/A            N/A            N/A             2.60
Dec 1952          N/A          N/A           N/A             N/A            N/A            N/A             2.70
Dec 1953          N/A          N/A           N/A             N/A            N/A            N/A             2.80
Dec 1954          N/A          N/A           N/A             N/A            N/A            N/A             2.90
Dec 1955          N/A          N/A           N/A             N/A            N/A            N/A             2.90
Dec 1956          N/A          N/A           N/A             N/A            N/A            N/A             3.00
Dec 1957          N/A          N/A           N/A             N/A            N/A            N/A             3.30
Dec 1958          N/A          N/A           N/A             N/A            N/A            N/A             3.38
Dec 1959          N/A          N/A           N/A             N/A            N/A            N/A             3.53
Dec 1960          N/A          N/A           N/A             N/A            5.77           N/A             3.86
Dec 1961          N/A          N/A           N/A             N/A           20.59           N/A             3.90
Dec 1962          N/A          N/A           N/A             N/A           -6.80           N/A             4.08
Dec 1963          N/A          N/A           N/A             N/A           13.10           N/A             4.17
Dec 1964          N/A          N/A           N/A             N/A           12.36           N/A             4.19
Dec 1965          N/A          N/A           N/A             N/A            9.80           N/A             4.23
Dec 1966          N/A          N/A           N/A             N/A           -5.86           N/A             4.45
Dec 1967          N/A          N/A           N/A             N/A           15.09           N/A             4.67
Dec 1968          N/A          N/A           N/A             N/A           13.97           N/A             4.68
Dec 1969          N/A          N/A           N/A             N/A           -9.01           N/A             4.80
Dec 1970          N/A          N/A           N/A             N/A            5.62           N/A             5.14
Dec 1971          N/A          N/A           N/A             N/A           13.90           N/A             5.30

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


                             RUSSELL                                      LIPPER      MSCI EMERGING
                              2000       WILSHIRE REAL    S&P MIDCAP     BALANCED     MARKETS FREE         BANK
              NAREIT-EQUITY   INDEX         ESTATE           400           FUND           INDEX       SAVINGS ACCOUNT
                                          SECURITIES        INDEX          INDEX
-----------------------------------------------------------------------------------------------------------------------
Dec 1972         8.01          N/A           N/A             N/A           11.13           N/A             5.37
Dec 1973        -15.52         N/A           N/A             N/A          -12.24           N/A             5.51
Dec 1974        -21.40         N/A           N/A             N/A          -18.71           N/A             5.96
Dec 1975         19.30         N/A           N/A             N/A           27.10           N/A             6.21
Dec 1976         47.59         N/A           N/A             N/A           26.03           N/A             6.23
Dec 1977         22.42         N/A           N/A             N/A           -0.72           N/A             6.39
Dec 1978         10.34         N/A          13.04            N/A            4.80           N/A             6.56
Dec 1979         35.86        43.09         70.81            N/A           14.67           N/A             7.29
Dec 1980         24.37        38.58         22.08            N/A           19.70           N/A             8.78
Dec 1981          6.00         2.03          7.18            N/A            1.86           N/A            10.71
Dec 1982         21.60        24.95         24.47           22.68          30.63           N/A            11.19
Dec 1983         30.64        29.13         27.61           26.10          17.44           N/A             9.71
Dec 1984         20.93        -7.30         20.64            1.18           7.46           N/A             9.92
Dec 1985         19.10        31.05         22.20           35.58          29.83           N/A             9.02
Dec 1986         19.16         5.68         20.30           16.21          18.43           N/A             7.84
Dec 1987         -3.64        -8.77         -7.86           -2.03           4.13           N/A             6.92
Dec 1988         13.49        24.89         24.18           20.87          11.18          40.43            7.20
Dec 1989          8.84        16.24          2.37           35.54          19.70          64.96            7.91
Dec 1990        -15.35       -19.51        -33.46           -5.12           0.66          10.55            7.80
Dec 1991         35.70        46.05         20.03           50.10          25.83          59.91            4.61
Dec 1992         14.59        18.41          7.36           11.91           7.46          11.40            2.89
Dec 1993         19.65        18.91         15.24           13.96          11.95          74.83            2.73
Dec 1994          3.17        -1.82          1.64           -3.57          -2.05           7.32            4.96
Dec 1995         15.27        28.44         13.65           30.94          24.89           5.21            5.24
Dec 1996         35.26        16.53         36.87           19.20          13.01           6.03            4.95


Source: Lipper

                                   APPENDIX B

                         ADDITIONAL PIONEER INFORMATION

         The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the United States.


         As of December 31, 1996, PMC employed a professional investment staff of 53, with a combined average of twelve years' experience in the financial services industry.

         Total assets of all Pioneer mutual funds at December 31, 1996, were approximately $15.8 billion representing 1,086,554 shareholder accounts, 722,661 non-retirement accounts and 363,893 retirement accounts.

                                    PART C

                              OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements:


            The financial statements of the Registrant are incorporated by reference from the Annual Report to Shareholders for the fiscal year ended December 31, 1996 (filed with the Securities and Exchange Commission on February 28, 1997, Accession
            No. 0000908996-97-000005).


      (b)   Exhibits:

            1.1   Agreement and Declaration of Trust*

            1.2   Certificate of Trust.***

            1.3   Amendment to Certificate of Trust.***

            1.4   Amendment to Agreement and Declaration of Trust.***

            1.5   Establishment and Designation of Classes.****

            2.    By-Laws.*

            3.    None.

            4.    None.

            5.1. Management Contract between the Registrant and Pioneering Management Corporation.****


            5.2. Form of Subadvisory Agreement by and among the Registrant, Pioneering Management Corporation and Boston Financial Securities, Inc.*****


            6.1. Underwriting Agreement between the Registrant and Pioneer Funds Distributor, Inc.*

            6.2.  Form of Dealer Sales Agreement.**

            7.    None.

            8. Custodian Agreement between the Registrant and Brown Brothers Harriman & Co.*

            9. Investment Company Service Agreement between the Registrant and Pioneering Services Corporation.*

            10.   Opinion and Consent of Counsel.***

            11.   Consent of Independent Public Accountants.+

            12.   None.

            13.   Share Purchase Agreement.*

            14.   None.

            15.1  Distribution Plan relating to Class A shares.*

            15.2  Distribution Plan relating to Class B shares.****

            15.3  Distribution Plan relating to Class C shares.****

            16.   None.

            17.   Financial Data Schedule.+

            18.   Multiple Class Plan pursuant to Rule 18f-3.****


            19.   Powers of Attorney.*, ***** and +


--------------

   +  Filed herewith.

   * Filed with Post-Effective Amendment No. 4 to the Registration Statement on April 25, 1995 and incorporated herein by reference.

  ** Filed with Pre-Effective Amendment No. 1 on September 20, 1993 and incorporated herein by reference.

 *** Filed with Post-Effective Amendment No. 5 to the Registration Statement on November 8, 1995 and incorporated herein by reference.

**** Filed with Post-Effective Amendment No. 6 to the Registration Statement on November 14, 1995 and incorporated herein by reference.

***** Filed with Post-Effective Amendment No. 8 to the Registration Statement and incorporated herein by reference.

ITEM 25.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

                                                       PERCENT   STATE/COUNTRY
                                                         OF          OF
      COMPANY                             OWNED BY      SHARES  INCORPORATION
      -------                             --------      ------  -------------
Pioneering Management Corp. (PMC)            PGI         100%        DE
Pioneering Services Corp. (PSC)              PGI         100%        MA
Pioneer Capital Corp. (PCC)                  PGI         100%        MA
Pioneer Fonds Marketing GmbH (GmbH)          PGI         100%        MA
Pioneer SBIC Corp. (SBIC)                    PGI         100%        MA
Pioneer Associates, Inc. (PAI)               PGI         100%        MA
Pioneer International Corp. (Pint)           PGI         100%        MA
Pioneer Plans Corp. (PPC)                    PGI         100%        MA
Pioneer Goldfields Ltd (PGL)                 PGI         100%        MA
Pioneer Investments Corp. (PIC)              PGI         100%        MA
Pioneer Metals and Technology, Inc. (PMT)    PGI         100%        DE
Pioneer First Polish Trust Fund
  Joint Stock Co. (First Polish)             PGI         100%        Poland
Teberebie Goldfields Ltd. (TGL)              PGI          90%        Ghana
Pioneer Funds Distributor, Inc. (PFD)        PMC         100%        MA
SBIC's outstanding capital stock             PCC         100%        MA

THE FUNDS:  All are parties to management contracts with PMC.

                                                   BUSINESS
      FUND                                            TRUST

Pioneer International Growth Fund                      MA
Pioneer Europe Fund                                    MA
Pioneer World Equity Fund                              DE
Pioneer Emerging Markets Fund                          DE
Pioneer India Fund                                     DE
Pioneer Mid-Cap Fund                                   DE
Pioneer Growth Shares                                  DE
Pioneer Growth Trust                                   MA
Pioneer Micro-Cap Fund                                 DE
Pioneer Fund                                           DE
Pioneer II                                             DE
Pioneer Real Estate Shares                             DE
Pioneer Short-Term Income Fund                         MA
Pioneer America Income Trust                           MA

Pioneer Bond Fund                                      MA
Pioneer Balanced Fund                                  DE
Pioneer Intermediate Tax-Free Fund                     MA
Pioneer Tax-Free Income Fund                           DE
Pioneer Money Market Trust                             DE
Pioneer Variable Contracts Trust                       DE
Pioneer Interest Shares                                DE


OTHER:


 .     SBIC is the sole general partner of Pioneer Ventures Limited
      Partnership, a Massachusetts limited partnership.
 .     Kothari Pioneer AMC Ltd. (Kothari Pioneer) (Indian Corp.), is a joint venture between PMC and Investment Trust of India Ltd. (ITI) (Indian
      Corp.)
 .     ITI and PMC own approximately 46% and 49%, respectively, of the total equity capital of  Kothari Pioneer.

                              JOHN F. COGAN, JR.

OWNS APPROXIMATELY 14% OF THE OUTSTANDING SHARES OF PGI.

                                                TRUSTEE/
      ENTITY            CHAIRMAN    PRESIDENT   DIRECTOR    OTHER


Pioneer Family
  of Mutual Funds           X                       X         X

PGL                         X                       X         X

PGI                         X                       X         X

PPC                                                 X         X

PIC                                                 X         X

Pintl                                               X         X

PMT                                                 X         X

PCC                                                           X

PSC                                                           X

PMC                         X                                 X

PFD                         X                                 X

TGL                         X                                 X

First Polish                X                                 Member of
                                                              Supervisory
                                                              Board


Hale and Dorr LLP                                             Partner


GmbH                                                          Chairman of
                                                              Supervisory
                                                              Board

ITEM 26.    NUMBER OF HOLDERS OF SECURITIES

                                                 Number of Record Holders
      Title of Class                               as of April 1, 1997
      --------------                               -------------------


  Class A Shares of Beneficial Interest                     6,530
  Class B Shares of Beneficial Interest                     3,150
  Class C Shares of Beneficial Interest                     711


ITEM 27.    INDEMNIFICATION.

            Except for the Agreement and Declaration of Trust dated March 10, 1995 establishing the Registrant as a Trust under Delaware law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Agreement and Declaration of Trust provides that no Trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

            Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


            The business and other connections of the officers and directors of the Registrant's investment adviser, Pioneering Management Corporation ("PMC"), and the Registrant's investment subadviser, Boston Financial Securities, Inc. ("BFS"), are listed on the Forms ADV of PMC and BFS as currently on file with the Commission (PMC File No. 801-8255; BFS File No. 801-11170), the text of which are hereby incorporated by reference.

            The following sections of such Forms ADV are incorporated herein by reference:


            (a)   Items 1 and 2 of Part 2;

            (b)   Section IV, Business Background, of  each Schedule D.

ITEM 29.    PRINCIPAL UNDERWRITER.

            (a)   See Item 25 above.

            (b)   Directors and Officers of PFD:

                        Positions and Offices       Positions and Offices
Name                    with Underwriter            with Registrant
----                    ----------------            ---------------


John F. Cogan, Jr.      Director and Chairman       Chairman of the Board,
                                                    Chief Executive Officer and
                                                    Trustee


Robert L. Butler        Director and President      None


David D. Tripple        Director                    Executive Vice President and
                                                    Trustee


Steven M. Graziano      Senior Vice President       None

Stephen W. Long         Senior Vice President       None

John W. Drachman        Vice President              None


Mary Kleeman            Vice President              None


Barry G. Knight         Vice President              None

William A. Misata       Vice President              None

Anne W. Patenaude       Vice President              None

Elizabeth B. Bennett    Vice President              None

Gail A. Smyth           Vice President              None

Constance D. Spiros     Vice President              None

Marcy Supovitz          Vice President              None

Steven R. Berke         Assistant Vice President    None

Mary Sue Hoban          Assistant Vice President    None

William H. Keough       Treasurer                   Treasurer

Roy P. Rossi            Assistant Treasurer         None

Joseph P. Barri         Clerk                       Secretary

Robert P. Nault         Assistant Clerk             Assistant Secretary

            (c)   Not applicable.

ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS.

            The accounts and records are maintained at the Registrant's office at 60 State Street, Boston, Massachusetts; contact the Treasurer.

ITEM 31.    MANAGEMENT SERVICES.

            The Registrant is not a party to any management-related service contract, except as described in the Prospectus and Statement of Additional Information.

ITEM 32.    UNDERTAKINGS.

            (a)   Not applicable.

            (b)   Not applicable.

            (c) The Registrant undertakes to deliver, or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given a copy of the Registrant's report to shareholders furnished pursuant to and meeting the requirements of Rule 30d-1 under the Investment Company Act of 1940 from which the specified information is incorporated by reference, unless such person currently holds securities of the Registrant and otherwise has received a copy of such report, in which case the Registrant shall state in the Prospectus that it will furnish, without charge, a copy of such report on request, and the name, address and telephone number of the person to whom such a request should be directed.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A (which meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 3rd day of April, 1997.


                                    PIONEER REAL ESTATE SHARES

                                    By:   /s/ John F. Cogan, Jr.
                                          ----------------------
                                              John F. Cogan, Jr.
                                              President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated:

      Title and Signature                                   Date


Principal Executive Officer:        )
                                    )
                                    )
John F. Cogan, Jr.*                 )
------------------------------      )
John F. Cogan, Jr., President       )
                                    )
                                    )
Principal Financial and             )
Accounting Officer:                 )
                                    )
                                    )
William H. Keough*                  )
------------------------------      )
William H. Keough, Treasurer        )
                                    )
                                    )
Trustees:                           )
                                    )
John F. Cogan, Jr.*                 )
------------------------------      )
John F. Cogan, Jr.                  )
                                    )
                                    )
Blake Eagle*                        )
------------------------------      )
Blake Eagle                         )

                                    )
                                    )
Richard H. Egdahl, M.D.*            )
------------------------------      )
Richard H. Egdahl, M.D.             )
                                    )
                                    )
Margaret B. W. Graham*              )
------------------------------      )
Margaret B. W. Graham               )
                                    )
                                    )
Stephen G. Kasnet*                  )
------------------------------      )
Stephen G. Kasnet                   )
                                    )
                                    )
John W. Kendrick*                   )
------------------------------      )
John W. Kendrick                    )
                                    )
                                    )
Marguerite A. Piret*                )
------------------------------      )
Marguerite A. Piret                 )
                                    )
                                    )
Fred N. Pratt, Jr.*                 )
------------------------------      )
Fred N. Pratt, Jr.                  )
                                    )
                                    )
David D. Tripple*                   )
------------------------------      )
David D. Tripple                    )
                                    )
                                    )
Stephen K. West*                    )
------------------------------      )
Stephen K. West                     )
                                    )
                                    )
John Winthrop*                      )
------------------------------      )
John Winthrop                       )

---------

* By:  /s/ Joseph P. Barri                       April 3, 1997
       -------------------                       -------------
           Joseph P. Barri
           Attorney-in-fact

                                Exhibit Index
                                -------------

Exhibit
Number            Document Title
------            --------------

11.         Consent of Independent Public Accountants

17.         Financial Data Schedule


19.         Power of Attorney of Blake Eagle


                                      -1-